UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2023

Date of reporting period: June 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN    06.30.23

ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED GROWTH FUND | 1

ANNUAL REPORT

August 9, 2023

This report provides management’s discussion of fund performance for the AB Concentrated Growth Fund for the annual reporting period ended June 30, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2023 (unaudited)

	6 Months	12 Months

AB CONCENTRATED GROWTH FUND

Class A Shares	10.33%	13.25%

Class C Shares	9.88%	12.36%

Advisor Class Shares[1]	10.48%	13.52%

Class R Shares[1]	10.10%	12.81%

Class K Shares[1]	10.32%	13.26%

Class I Shares[1]	10.41%	13.45%

Class Z Shares[1]	10.47%	13.54%

S&P 500 Index	16.89%	19.59%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2023.

All share classes of the Fund underperformed the benchmark for the 12-month period, before sales charges. Both sector selection and security selection detracted from performance, relative to the benchmark. An overweight to health care and real estate detracted, while an underweight to utilities and financials contributed. Security selection in technology and communication services detracted, while selection within industrials and health care contributed. Top absolute detractors were Meta Platforms, Illumina and Charles Schwab, while top contributors included Microsoft, Eaton and TJX Companies.

For the six-month period, all share classes underperformed the benchmark, before sales charges. Security selection played a role in year-to-date results, but the largest detractor from performance was an underweight to technology. The technology, communication-services and consumer-

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discretionary sectors were all up more than 30% in the period, driving most of the market gains. The top absolute detractors included Charles Schwab, Illumina and Stericycle, while top contributors included Microsoft, Amazon and Eaton.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended June 30, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled and the US government raised the possibility of new restrictions on artificial intelligence (AI) chip exports to China. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value. Growth stocks—led by US technology companies that had been pressured by rising interest rates throughout most of 2022—continued to rebound on speculation that the Fed might soon end its rate hike cycle and on optimism over revenue growth linked to the development of AI technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) believes the Fund is well positioned for the current environment. The Team strongly believes that the drivers of market performance are changing, with earnings growth and a wider group of companies likely rewarded going forward.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability

(continued on next page)

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of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the US Internal Revenue Code of 1986, as amended).

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB CONCENTRATED GROWTH FUND | 5

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/30/2013 TO 6/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Concentrated Growth Fund Advisor Class shares (from 6/30/2013 to 6/30/2023) as compared with the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB CONCENTRATED GROWTH FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	13.25%	8.43%

5 Years	12.07%	11.10%

Since Inception[1]	11.55%	11.04%

CLASS C SHARES

1 Year	12.36%	11.36%

5 Years	11.22%	11.22%

Since Inception[1,2]	10.72%	10.72%

ADVISOR CLASS SHARES[3]

1 Year	13.52%	13.52%

5 Years	12.34%	12.34%

10 Years	12.75%	12.75%

CLASS R SHARES[3]

1 Year	12.81%	12.81%

5 Years	11.68%	11.68%

Since Inception[1]	11.22%	11.22%

CLASS K SHARES[3]

1 Year	13.26%	13.26%

5 Years	12.05%	12.05%

Since Inception[1]	11.55%	11.55%

CLASS I SHARES[3]

1 Year	13.45%	13.45%

5 Years	12.31%	12.31%

Since Inception[1]	11.82%	11.82%

CLASS Z SHARES[3]

1 Year	13.54%	13.54%

5 Years	12.37%	12.37%

Since Inception[1]	11.85%	11.85%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.00%, 1.75%, 0.75%, 1.43%, 1.01%, 0.81% and 0.72% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 2/28/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.43%

5 Years	11.10%

Since Inception[1]	11.04%

CLASS C SHARES

1 Year	11.36%

5 Years	11.22%

Since Inception[1,2]	10.72%

ADVISOR CLASS SHARES[3]

1 Year	13.52%

5 Years	12.34%

10 Years	12.75%

CLASS R SHARES[3]

1 Year	12.81%

5 Years	11.68%

Since Inception[1]	11.22%

CLASS K SHARES[3]

1 Year	13.26%

5 Years	12.05%

Since Inception[1]	11.55%

CLASS I SHARES[3]

1 Year	13.45%

5 Years	12.31%

Since Inception[1]	11.82%

CLASS Z SHARES[3]

1 Year	13.54%

5 Years	12.37%

Since Inception[1]	11.85%

1	Inception date: 2/28/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED GROWTH FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,103.30	$5.16	0.99%
Hypothetical**	$1,000	$1,109.89	$4.96	0.99%
Class C
Actual	$1,000	$1,098.80	$9.05	1.74%
Hypothetical**	$1,000	$1,016.17	$8.70	1.74%
Advisor Class
Actual	$1,000	$1,104.80	$3.86	0.74%
Hypothetical**	$1,000	$1,021.12	$3.71	0.74%
Class R
Actual	$1,000	$1,101.00	$7.29	1.40%
Hypothetical**	$1,000	$1,017.85	$7.00	1.40%
Class K
Actual	$1,000	$1,103.20	$5.01	0.96%
Hypothetical**	$1,000	$1,020.03	$4.81	0.96%
Class I
Actual	$1,000	$1,104.10	$4.33	0.83%
Hypothetical**	$1,000	$1,020.68	$4.16	0.83%
Class Z
Actual	$1,000	$1,104.70	$3.71	0.71%
Hypothetical**	$1,000	$1,021.27	$3.56	0.71%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

June 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,148.2

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$110,224,285	9.6%

Mastercard, Inc. – Class A	102,004,322	8.9

Amazon.com, Inc.	87,355,670	7.6

IQVIA Holdings, Inc.	81,014,525	7.1

CDW Corp./DE	69,674,766	6.1

Eaton Corp. PLC	68,791,283	6.0

Abbott Laboratories	55,974,684	4.9

Amphenol Corp. – Class A	53,467,870	4.7

Cooper Cos., Inc. (The)	53,245,007	4.6

Constellation Brands, Inc. – Class A	52,195,558	4.5

	$733,947,970	64.0%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

June 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Health Care – 23.5%
Health Care Equipment & Supplies – 9.5%
Abbott Laboratories	513,435	$55,974,684
Cooper Cos., Inc. (The)	138,865	53,245,007

		109,219,691

Life Sciences Tools & Services – 10.5%
Illumina, Inc.(a)	209,473	39,274,093
IQVIA Holdings, Inc.(a)	360,433	81,014,525

		120,288,618

Pharmaceuticals – 3.5%
Zoetis, Inc.	234,729	40,422,681

		269,930,990

Information Technology – 20.3%
Electronic Equipment, Instruments & Components – 10.7%
Amphenol Corp. – Class A	629,404	53,467,870
CDW Corp./DE	379,699	69,674,766

		123,142,636

Software – 9.6%
Microsoft Corp.	323,675	110,224,285

		233,366,921

Consumer Discretionary – 20.0%
Automobile Components – 4.1%
Aptiv PLC(a)	456,966	46,651,659

Broadline Retail – 7.6%
Amazon.com, Inc.(a)	670,111	87,355,670

Specialty Retail – 4.3%
TJX Cos., Inc. (The)	576,518	48,882,961

Textiles, Apparel & Luxury Goods – 4.0%
NIKE, Inc. – Class B	420,751	46,438,288

		229,328,578

Industrials – 13.5%
Commercial Services & Supplies – 3.1%
Stericycle, Inc.(a)	759,894	35,289,477

Electrical Equipment – 6.0%
Eaton Corp. PLC	342,075	68,791,283

Professional Services – 4.4%
Automatic Data Processing, Inc.	231,777	50,942,267

		155,023,027

abfunds.com	AB CONCENTRATED GROWTH FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 13.2%
Capital Markets – 4.3%
Charles Schwab Corp. (The)	863,987	$48,970,783

Financial Services – 8.9%
Mastercard, Inc. – Class A	259,355	102,004,322

		150,975,105

Consumer Staples – 4.5%
Beverages – 4.5%
Constellation Brands, Inc. – Class A	212,065	52,195,558

Real Estate – 4.5%
Specialized REITs – 4.5%
American Tower Corp.	264,516	51,300,233

Total Common Stocks (cost $904,883,352)		1,142,120,412

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(b)(c)(d) (cost $3,008,101)	3,008,101	3,008,101

Total Investments – 99.7% (cost $907,891,453)		1,145,128,513
Other assets less liabilities – 0.3%		3,104,820

Net Assets – 100.0%		$1,148,233,333

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

June 30, 2023

Assets
Investments in securities, at value Unaffiliated issuers (cost $904,883,352)	$1,142,120,412
Affiliated issuers (cost $3,008,101)	3,008,101
Receivable for capital stock sold	2,215,222
Receivable for investment securities sold	1,564,745
Unaffiliated dividends receivable	980,242
Affiliated dividends receivable	32,226

Total assets	1,149,920,948

Liabilities
Payable for capital stock redeemed	694,354
Advisory fee payable	597,987
Custody and accounting fees payable	135,593
Distribution fee payable	26,096
Administrative fee payable	23,333
Transfer Agent fee payable	13,704
Accrued expenses and other liabilities	196,548

Total liabilities	1,687,615

Net Assets	$1,148,233,333

Composition of Net Assets
Capital stock, at par	$2,339
Additional paid-in capital	917,146,094
Distributable earnings	231,084,900

Net Assets	$1,148,233,333

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$58,903,029	1,229,060	$47.93	*

C	$17,654,397	402,022	$43.91

Advisor	$1,049,761,694	21,317,074	$49.25

R	$139,528	3,012	$46.32

K	$1,224,820	25,569	$47.90

I	$1,188,579	24,109	$49.30

Z	$19,361,286	392,254	$49.36

*	The maximum offering price per share for Class A shares was $50.06 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended June 30, 2023

Investment Income
Dividends
Unaffiliated issuers	$11,673,486
Affiliated issuers	476,185
Interest	156
Other income	24,594	$12,174,421

Expenses
Advisory fee (see Note B)	7,365,051
Distribution fee—Class A	141,067
Distribution fee—Class C	189,089
Distribution fee—Class R	602
Distribution fee—Class K	2,857
Transfer agency—Class A	27,929
Transfer agency—Class C	9,516
Transfer agency—Advisor Class	488,086
Transfer agency—Class R	281
Transfer agency—Class K	639
Transfer agency—Class I	178
Transfer agency—Class Z	15,685
Custody and accounting	121,471
Registration fees	106,981
Administrative	88,628
Printing	54,715
Legal	50,592
Audit and tax	41,803
Directors’ fees	32,097
Miscellaneous	41,911

Total expenses	8,779,178
Less: expenses waived and reimbursed by the Adviser (see Note B)	(14,356)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(631)

Net expenses		8,764,191

Net investment income		3,410,230

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(8,796,464)
Net change in unrealized appreciation (depreciation) of investments		146,640,011

Net gain on investment transactions		137,843,547

Net Increase in Net Assets from Operations		$141,253,777

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,410,230	$232,832
Net realized gain (loss) on investment transactions	(8,796,464)	96,390,390
Net change in unrealized appreciation (depreciation) of investments	146,640,011	(339,254,604)

Net increase (decrease) in net assets from operations	141,253,777	(242,631,382)
Distributions to Shareholders
Class A	(1,088,043)	(7,354,268)
Class C	(404,105)	(3,366,773)
Advisor Class	(18,114,846)	(127,714,704)
Class R	(2,336)	(6,676)
Class K	(21,371)	(185,132)
Class I	(166)	(5,224)
Class Z	(1,615,095)	(10,903,438)
Capital Stock Transactions
Net increase (decrease)	(88,025,002)	151,135,541

Total increase (decrease)	31,982,813	(241,032,056)
Net Assets
Beginning of period	1,116,250,520	1,357,282,576

End of period	$1,148,233,333	$1,116,250,520

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2023

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other

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NOTES TO FINANCIAL STATEMENTS (continued)

things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

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NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,142,120,412		$	– 0	–	$	– 0	–	$1,142,120,412
Short-Term Investments	3,008,101			– 0	–		– 0	–	3,008,101

Total Investments in Securities	1,145,128,513			– 0	–		– 0	–	1,145,128,513
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,145,128,513		$	– 0	–	$	– 0	–	$1,145,128,513

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended June 30, 2023, there was no such waiver/reimbursement. The Expense Caps may not be terminated by the Adviser prior to October 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2023, the reimbursement for such services amounted to $88,628.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $197,703 for the year ended June 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,063 from the sale of Class A shares and received $311 and $925 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2023, such waiver amounted to $14,356.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2023 is as follows:

Fund	Market Value 6/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$18,206	$211,823	$227,021	$3,008	$476

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. As of November 1, 2021, with respect to Class R and Class K shares, payments to the Distributor are voluntarily being limited to .45% and .20% of the average daily net assets attributable to Class R and Class K shares. For the year ended June 30, 2023, such waivers amounted to $60 and $571, respectively. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $272,877, $0 and $32 for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. While such

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NOTES TO FINANCIAL STATEMENTS (continued)

costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$277,535,861		$365,980,923
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$908,804,943

Gross unrealized appreciation	$264,971,024
Gross unrealized depreciation	(28,647,454)

Net unrealized appreciation	$236,323,570

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

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NOTES TO FINANCIAL STATEMENTS (continued)

when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Class A
Shares sold	163,841	283,457	$7,386,320	$15,909,027

Shares issued in reinvestment of distributions	21,576	109,688	945,876	6,320,224

Shares converted from Class C	41,656	95,881	1,862,746	5,534,941

Shares redeemed	(273,533)	(295,447)	(12,182,217)	(15,868,995)

Net increase (decrease)	(46,460)	193,579	$(1,987,275)	$11,895,197

Class C
Shares sold	32,837	76,320	$1,353,479	$4,052,778

Shares issued in reinvestment of distributions	8,198	52,516	330,722	2,810,125

Shares converted to Class A	(45,263)	(102,696)	(1,862,746)	(5,534,941)

Shares redeemed	(104,944)	(96,211)	(4,316,985)	(4,520,791)

Net decrease	(109,172)	(70,071)	$(4,495,530)	$(3,192,829)

Advisor Class
Shares sold	4,882,113	6,192,265	$224,171,032	$343,976,796

Shares issued in reinvestment of dividends and distributions	331,513	1,626,566	14,911,394	95,886,075

Shares redeemed	(5,539,804)	(5,578,455)	(253,886,137)	(298,779,534)

Net increase (decrease)	(326,178)	2,240,376	$(14,803,711)	$141,083,337

Class R
Shares sold	482	1,513	$20,796	$73,436

Shares issued in reinvestment of distributions	51	100	2,185	5,578

Shares redeemed	(101)	(266)	(4,510)	(15,244)

Net increase	432	1,347	$18,471	$63,770

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Class K
Shares sold	1,966	1,863	$88,693	$104,682

Shares issued in reinvestment of distributions	488	3,217	21,371	185,131

Shares redeemed	(3,460)	(8,652)	(144,781)	(433,818)

Net decrease	(1,006)	(3,572)	$(34,717)	$(144,005)

Class I
Shares sold	25,509	5	$1,185,374	$271

Shares issued in reinvestment of dividends and distributions	0 (a)	39	21	2,304

Shares redeemed	(1,590)	(1,347)	(74,500)	(73,587)

Net increase (decrease)	23,919	(1,303)	$1,110,895	$(71,012)

Class Z
Shares sold	263,448	326,693	$12,141,775	$17,638,744

Share issued in reinvestment of dividends and distributions	9,827	49,006	443,007	2,894,321

Shares redeemed	(1,741,319)	(329,290)	(80,417,917)	(19,031,982)

Net increase (decrease)	(1,468,044)	46,409	$(67,833,135)	$1,501,083

(a)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so,

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NOTES TO FINANCIAL STATEMENTS (continued)

market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement

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benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$301	$5,440,718
Long-term capital gains	21,245,661	144,095,497

Total taxable distributions paid	$21,245,962	$149,536,215

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,068,936
Accumulated capital and other losses	(8,307,606	)(a)
Unrealized appreciation (depreciation)	236,323,570	(b)

Total accumulated earnings (deficit)	$231,084,900

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $8,307,606.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund had a net short-term capital loss carryforward of $8,307,606, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was

30 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CONCENTRATED GROWTH FUND | 31

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 43.16	$ 58.21	$ 41.70	$ 40.35	$ 35.44

Income From Investment Operations

Net investment income (loss)(a)(b)	.04	(.11)	(.08)	(.10)	(.12)

Net realized and unrealized gain (loss) on investment transactions	5.60	(8.64)	18.40	2.87	7.62

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	5.64	(8.75)	18.32	2.77	7.50

Less: Distributions

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 47.93	$ 43.16	$ 58.21	$ 41.70	$ 40.35

Total Return

Total investment return based on net asset value(d)	13.25%	(17.75)%	44.80%	6.84%	22.67%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$58,903	$55,057	$62,979	$37,615	$28,661

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.00%	1.00%	1.01%	1.12%	1.19%

Expenses, before waivers/reimbursements‡	1.00%	1.00%	1.01%	1.15%	1.19%

Net investment income (loss)(b)	.08%	(.20)%	(.15)%	(.24)%	(.32)%

Portfolio turnover rate	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 38.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 39.92	$ 54.65	$ 39.53	$ 38.61	$ 34.27

Income From Investment Operations

Net investment loss(a)(b)	(.28)	(.49)	(.43)	(.38)	(.38)

Net realized and unrealized gain (loss) on investment transactions	5.14	(7.94)	17.36	2.72	7.31

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	4.86	(8.43)	16.93	2.34	6.93

Less: Distributions

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 43.91	$ 39.92	$ 54.65	$ 39.53	$ 38.61

Total Return

Total investment return based on net asset value(d)	12.36%	(18.36)%	43.71%	6.01%	21.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,654	$20,406	$31,765	$28,210	$22,320

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.75%	1.75%	1.75%	1.87%	1.94%

Expenses, before waivers/reimbursements‡	1.75%	1.75%	1.76%	1.90%	1.94%

Net investment loss(b)	(.68)%	(.96)%	(.91)%	(.99)%	(1.07)%

Portfolio turnover rate	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 44.22	$ 59.41	$ 42.42	$ 40.93	$ 35.83

Income From Investment Operations

Net investment income (loss)(a)(b)	.15	.03	.05	.01	(.03)

Net realized and unrealized gain (loss) on investment transactions	5.75	(8.86)	18.75	2.90	7.72

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	5.90	(8.83)	18.80	2.91	7.69

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.06)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Total dividends and distributions	(.87)	(6.36)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 49.25	$ 44.22	$ 59.41	$ 42.42	$ 40.93

Total Return

Total investment return based on net asset value(d)	13.52%	(17.54)%	45.17%	7.09%	22.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,049,761	$957,097	$1,152,671	$699,504	$537,484

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.75%	.75%	.76%	.87%	.94%

Expenses, before waivers/reimbursements‡	.75%	.75%	.76%	.90%	.94%

Net investment income (loss)(b)	.33%	.05%	.10%	.02%	(.07)%

Portfolio turnover rate	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 38.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 41.90	$ 56.89	$ 40.93	$ 39.76	$ 35.04

Income From Investment Operations

Net investment loss(a)(b)	(.13)	(.29)	(.26)	(.21)	(.21)

Net realized and unrealized gain (loss) on investment transactions	5.42	(8.40)	18.03	2.80	7.52

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	5.29	(8.69)	17.77	2.59	7.31

Less: Distributions

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 46.32	$ 41.90	$ 56.89	$ 40.93	$ 39.76

Total Return

Total investment return based on net asset value(d)	12.81%	(18.07)%	44.28%	6.48%	22.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$140	$108	$70	$34	$16

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.38%	1.40%	1.38%	1.42%	1.44%

Expenses, before waivers/reimbursements‡	1.43%	1.43%	1.38%	1.45%	1.44%

Net investment loss(b)	(.30)%	(.56)%	(.52)%	(.54)%	(.57)%

Portfolio turnover rate	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 43.13	$ 58.15	$ 41.69	$ 40.36	$ 35.45

Income From Investment Operations

Net investment income (loss)(a)(b)	.05	(.11)	(.11)	(.11)	(.12)

Net realized and unrealized gain (loss) on investment transactions	5.59	(8.61)	18.38	2.86	7.62

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	5.64	(8.72)	18.27	2.75	7.50

Less: Distributions

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 47.90	$ 43.13	$ 58.15	$ 41.69	$ 40.36

Total Return

Total investment return based on net asset value(d)	13.26%	(17.71)%	44.69%	6.78%	22.67%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,225	$1,146	$1,753	$1,480	$741

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.95%	.98%	1.07%	1.15%	1.19%

Expenses, before waivers/reimbursements‡	1.00%	1.01%	1.07%	1.18%	1.20%

Net investment income (loss)(b)	.12%	(.19)%	(.22)%	(.27)%	(.32)%

Portfolio turnover rate	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 38.

36 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 44.29	$ 59.48	$ 42.50	$ 41.00	$ 35.88

Income From Investment Operations

Net investment income (loss)(a)(b)	.13	(.04)	.02	.01	(.03)

Net realized and unrealized gain (loss) on investment transactions	5.75	(8.85)	18.77	2.91	7.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	5.88	(8.89)	18.79	2.92	7.71

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Total dividends and distributions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 49.30	$ 44.29	$ 59.48	$ 42.50	$ 41.00

Total Return

Total investment return based on net asset value(d)	13.45%	(17.59)%	45.06%	7.10%	22.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,189	$8	$89	$18	$17

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.83%	.81%	.83%	.86%	.91%

Expenses, before waivers/reimbursements‡	.83%	.81%	.83%	.88%	.92%

Net investment income (loss)(b)	.29%	(.06)%	.03%	.03%	(.09)%

Portfolio turnover rate	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 44.31	$ 59.52	$ 42.49	$ 40.98	$ 35.86

Income From Investment Operations

Net investment income (loss)(a)(b)	.16	.04	.10	.02	(.01)

Net realized and unrealized gain (loss) on investment transactions	5.76	(8.87)	18.74	2.91	7.72

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	5.92	(8.83)	18.84	2.93	7.71

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.08)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Total distributions	(.87)	(6.38)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 49.36	$ 44.31	$ 59.52	$ 42.49	$ 40.98

Total Return

Total investment return based on net asset value(d)	13.54%	(17.52)%	45.19%	7.13%	23.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,361	$82,429	$107,956	$2,007	$990

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.72%	.72%	.78%	.84%	.91%

Expenses, before waivers/reimbursements‡	.72%	.72%	.78%	.87%	.92%

Net investment income (loss)(b)	.34%	.07%	.18%	.04%	(.03)%

Portfolio turnover rate	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated
underlying portfolios	.00%	.00%	.00%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

38 | AB CONCENTRATED GROWTH FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Concentrated Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Concentrated Growth Fund (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB CONCENTRATED GROWTH FUND | 39

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 28, 2023

40 | AB CONCENTRATED GROWTH FUND	abfunds.com

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2023. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. The Fund designates $21,245,661 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

abfunds.com	AB CONCENTRATED GROWTH FUND | 41

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

James T. Tierney(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. James T. Tierney. Mr. Tierney has the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42 | AB CONCENTRATED GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years With McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	76	None

abfunds.com	AB CONCENTRATED GROWTH FUND | 43

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2014)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2014)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

abfunds.com	AB CONCENTRATED GROWTH FUND | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2014)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	76	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

abfunds.com	AB CONCENTRATED GROWTH FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.## 81 (2014)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

James T. Tierney 56	Vice President	Senior Vice President, Chief Investment Officer of Concentrated U.S. Growth of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB CONCENTRATED GROWTH FUND | 49

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

50 | AB CONCENTRATED GROWTH FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB CONCENTRATED GROWTH FUND | 51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated Growth Fund (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB CONCENTRATED GROWTH FUND | 53

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because

abfunds.com	AB CONCENTRATED GROWTH FUND | 55

the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB CONCENTRATED GROWTH FUND | 57

NOTES

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NOTES

abfunds.com	AB CONCENTRATED GROWTH FUND | 59

NOTES

60 | AB CONCENTRATED GROWTH FUND	abfunds.com

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CG-0151-0623

JUN    06.30.23

ANNUAL REPORT

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated International Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 1

ANNUAL REPORT

August 7, 2023

This report provides management’s discussion of fund performance for the AB Concentrated International Growth Portfolio for the annual reporting period ended June 30, 2023.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2023 (unaudited)

	6 Months	12 Months

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Class A Shares	9.93%	12.87%

Class C Shares	9.38%	11.97%

Advisor Class Shares[1]	10.01%	13.15%

MSCI EAFE Index (net)	11.67%	18.77%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended June 30, 2023.

For the 12-month period, all share classes underperformed the benchmark, before sales charges. Security selection detracted from performance, relative to the benchmark, while sector selection contributed. Security selection within industrials and financials detracted, while selection within consumer staples and health care contributed. An overweight to consumer staples and health care detracted, while an overweight to technology and an underweight to real estate contributed. Top absolute detractors included Teleperformance, adidas and Philips, while top contributors included LVMH Moët Hennessy Louis Vuitton, Ashtead and SAP.

For the six-month period, all share classes underperformed the benchmark, before sales charges. Security selection detracted from relative performance, while sector selection contributed. Security selection within consumer discretionary and industrials detracted, while selection within consumer staples and materials contributed. An overweight to consumer staples and health care detracted, while an overweight to technology and an underweight to energy contributed. Top absolute detractors included Teleperformance, AIA Group and Genmab, while top contributors included LVMH, SAP and ASML.

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During both periods, the Fund used derivatives in the form of currency forwards for investment purposes, which detracted from absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended June 30, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled and the US government raised the possibility of new restrictions on artificial intelligence (AI) chip exports to China. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value. Growth stocks—led by US technology companies that had been pressured by rising interest rates throughout most of 2022—continued to rebound on speculation that the Fed might soon end its rate hike cycle and on optimism over revenue growth linked to the development of AI technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to lean into companies that have defensive qualities and strong pricing power, which the Team believes can counter the twin threats of an economic slowdown and inflation. The Team continues to focus on owning companies internationally that are able to deliver consistent growth through uncertain times.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser employs an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record

(continued on next page)

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 3

and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

The Fund invests in a relatively small number of individual stocks, generally 25 to 35 companies. The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of non-US companies may include some companies located in emerging markets, and at times emerging-market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

6 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/15/20151 TO 6/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Concentrated International Growth Portfolio Class A shares (from 4/15/20151 to 6/30/2023) as compared with the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/15/2015.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	12.87%	8.09%

5 Years	1.29%	0.42%

Since Inception[1]	3.03%	2.49%

CLASS C SHARES

1 Year	11.97%	10.97%

5 Years	0.53%	0.53%

Since Inception[1,2]	2.26%	2.26%

ADVISOR CLASS SHARES[3]

1 Year	13.15%	13.15%

5 Years	1.55%	1.55%

Since Inception[1]	3.27%	3.27%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.12%, 1.87% and 0.87% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 4/15/2015.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.09%

5 Years	0.42%

Since Inception[1]	2.49%

CLASS C SHARES

1 Year	10.97%

5 Years	0.53%

Since Inception[1,2]	2.26%

ADVISOR CLASS SHARES[3]

1 Year	13.15%

5 Years	1.55%

Since Inception[1]	3.27%

1	Inception date: 4/15/2015.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,099.30	$5.88	1.13%
Hypothetical**	$1,000	$1,019.19	$5.66	1.13%
Class C
Actual	$1,000	$1,093.80	$9.86	1.90%
Hypothetical**	$1,000	$1,015.37	$9.49	1.90%
Advisor Class
Actual	$1,000	$1,100.10	$4.58	0.88%
Hypothetical**	$1,000	$1,020.43	$4.41	0.88%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $424.0

1

The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following: Luxembourg and Singapore.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

June 30, 2023 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

LVMH Moet Hennessy Louis Vuitton SE	$20,096,288	4.7%

Compass Group PLC	16,022,931	3.8

Lonza Group AG (REG)	15,306,222	3.6

SAP SE	15,303,038	3.6

Novo Nordisk A/S – Class B	14,945,653	3.5

Sika AG (REG)	14,470,389	3.4

Asahi Group Holdings Ltd.	14,138,655	3.3

ASML Holding NV	13,988,690	3.3

Pernod Ricard SA	13,444,763	3.2

FANUC Corp.	13,315,569	3.1

	$151,032,198	35.5%

1	Long-term investments.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.6%
Industrials – 16.5%
Building Products – 2.1%
Daikin Industries Ltd.	42,400	$8,687,984

Machinery – 10.0%
Alstom SA	393,596	11,749,142
FANUC Corp.	379,300	13,315,569
KION Group AG	261,516	10,541,892
Techtronic Industries Co., Ltd.	622,500	6,807,413

		42,414,016

Professional Services – 1.7%
Teleperformance	43,483	7,294,453

Trading Companies & Distributors – 2.7%
Ashtead Group PLC	166,454	11,540,394

		69,936,847

Consumer Staples – 16.2%
Beverages – 6.5%
Asahi Group Holdings Ltd.(a)	364,400	14,138,655
Pernod Ricard SA	60,843	13,444,763

		27,583,418

Food Products – 6.0%
Kerry Group PLC – Class A	127,774	12,471,135
Nestle SA (REG)	109,248	13,141,608

		25,612,743

Personal Care Products – 3.7%
Kose Corp.(a)	70,400	6,767,508
L’Oreal SA	18,745	8,744,097

		15,511,605

		68,707,766

Consumer Discretionary – 16.0%
Broadline Retail – 3.0%
Pan Pacific International Holdings Corp.(a)	701,900	12,570,818

Hotels, Restaurants & Leisure – 5.7%
Compass Group PLC	572,184	16,022,931
Yum China Holdings, Inc.	139,881	7,903,276

		23,926,207

Textiles, Apparel & Luxury Goods – 7.3%
LVMH Moet Hennessy Louis Vuitton SE	21,313	20,096,288
Samsonite International SA(b)(c)	3,898,200	11,023,303

		31,119,591

		67,616,616

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 14.4%
Biotechnology – 2.9%
Genmab A/S(c)	32,566	$12,341,137

Health Care Equipment & Supplies – 2.5%
Terumo Corp.	338,600	10,784,291

Life Sciences Tools & Services – 5.5%
Eurofins Scientific SE	123,123	7,824,203
Lonza Group AG (REG)	25,608	15,306,222

		23,130,425

Pharmaceuticals – 3.5%
Novo Nordisk A/S – Class B	92,520	14,945,653

		61,201,506

Financials – 12.0%
Banks – 2.5%
HDFC Bank Ltd. (ADR)	152,847	10,653,436

Capital Markets – 2.6%
London Stock Exchange Group PLC	105,556	11,234,677

Financial Services – 4.0%
Adyen NV(a)(b)(c)	5,967	10,332,863
Worldline SA/France(b)(c)	183,008	6,701,757

		17,034,620

Insurance – 2.9%
AIA Group Ltd.	1,196,800	12,155,295

		51,078,028

Information Technology – 11.3%
Electronic Equipment, Instruments & Components – 2.4%
Keyence Corp.	21,100	10,025,801

IT Services – 2.0%
Capgemini SE	45,777	8,667,536

Semiconductors & Semiconductor Equipment – 3.3%
ASML Holding NV	19,286	13,988,690

Software – 3.6%
SAP SE	112,022	15,303,038

		47,985,065

Communication Services – 5.8%
Diversified Telecommunication Services – 3.1%
Cellnex Telecom SA(b)(c)	318,864	12,883,312

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 1.1%
Sea Ltd. (ADR)(c)	80,450	$4,669,318

Interactive Media & Services – 1.6%
Tencent Holdings Ltd.	161,650	6,854,149

		24,406,779

Materials – 3.4%
Chemicals – 3.4%
Sika AG (REG)	50,525	14,470,389

Total Common Stocks (cost $419,055,393)		405,402,996

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(d)(e)(f) (cost $16,457,398)	16,457,398	16,457,398

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $435,512,791)		421,860,394

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.5%
Investment Companies – 5.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(d)(e)(f) (cost $23,275,551)	23,275,551	23,275,551

Total Investments – 105.0% (cost $458,788,342)		445,135,945
Other assets less liabilities – (5.0)%		(21,130,594)

Net Assets – 100.0%		$424,005,351

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	1,181	CNH	8,146	07/07/2023	$(60,758)
Bank of America, NA	HKD	27,916	USD	3,573	07/12/2023	9,771
Bank of America, NA	USD	1,176	HKD	9,183	07/12/2023	(4,044)
Bank of America, NA	GBP	838	USD	1,062	07/21/2023	(2,800)
Bank of America, NA	USD	24,816	GBP	19,928	07/21/2023	494,808
Bank of America, NA	EUR	33,427	USD	36,828	07/31/2023	306,459
Bank of America, NA	EUR	1,275	USD	1,379	07/31/2023	(13,678)
Bank of America, NA	USD	3,690	EUR	3,431	07/31/2023	58,172
Bank of America, NA	USD	3,803	JPY	529,450	08/25/2023	(105,090)

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	HKD	217,377	USD	27,927	07/12/2023	$185,005
Barclays Bank PLC	JPY	347,447	USD	2,482	08/25/2023	55,136
Barclays Bank PLC	JPY	168,852	USD	1,179	08/25/2023	(69)
Barclays Bank PLC	USD	1,796	JPY	254,873	08/25/2023	(15,563)
BNP Paribas SA	EUR	1,298	USD	1,396	07/31/2023	(22,003)
Citibank, NA	EUR	2,468	USD	2,709	07/31/2023	12,706
Citibank, NA	USD	1,298	EUR	1,201	07/31/2023	13,811
Goldman Sachs Bank USA	GBP	1,409	USD	1,745	07/21/2023	(44,219)
Goldman Sachs Bank USA	USD	1,188	CHF	1,059	07/21/2023	(2,705)
Goldman Sachs Bank USA	EUR	1,313	USD	1,427	07/31/2023	(7,365)
Goldman Sachs Bank USA	USD	3,222	EUR	2,937	07/31/2023	(13,483)
Goldman Sachs Bank USA	USD	30,526	AUD	44,985	08/25/2023	(515,481)
Goldman Sachs Bank USA	USD	1,309	JPY	187,280	08/25/2023	(749)
Goldman Sachs Bank USA	INR	312,085	USD	3,798	09/25/2023	6,092
HSBC Bank USA	HKD	55,137	USD	7,059	07/12/2023	21,724
HSBC Bank USA	USD	8,514	HKD	66,348	07/12/2023	(46,362)
Natwest Markets PLC	GBP	937	USD	1,157	07/21/2023	(33,229)
Natwest Markets PLC	USD	1,559	EUR	1,444	07/31/2023	18,391
State Street Bank & Trust Co.	CNH	92,992	USD	13,551	07/07/2023	757,143
State Street Bank & Trust Co.	HKD	28,104	USD	3,598	07/12/2023	11,227
State Street Bank & Trust Co.	USD	7,066	HKD	55,239	07/12/2023	(16,131)
State Street Bank & Trust Co.	EUR	2,209	USD	2,392	07/31/2023	(21,383)
State Street Bank & Trust Co.	USD	1,664	EUR	1,520	07/31/2023	(2,935)
State Street Bank & Trust Co.	USD	14,863	SEK	157,299	09/13/2023	(230,501)
UBS AG	USD	4,988	HKD	39,010	07/12/2023	(9,767)
UBS AG	USD	1,294	EUR	1,185	07/31/2023	390
UBS AG	USD	14,297	JPY	1,969,042	08/25/2023	(544,156)

						$238,364

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2023, the aggregate market value of these securities amounted to $40,941,235 or 9.7% of net assets.

(c)	Non-income producing security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

June 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $419,055,393)	$405,402,996	(a)
Affiliated issuers (cost $39,732,949—including investment of cash collateral for securities loaned of $23,275,551)	39,732,949
Foreign currencies, at value (cost $413,238)	415,495
Unrealized appreciation on forward currency exchange contracts	1,950,835
Unaffiliated dividends and interest receivable	1,142,964
Receivable for capital stock sold	798,064
Affiliated dividends receivable	61,194

Total assets	449,504,497

Liabilities
Payable for collateral received on securities loaned	23,275,551
Unrealized depreciation on forward currency exchange contracts	1,712,471
Advisory fee payable	257,040
Payable for capital stock redeemed	31,697
Administrative fee payable	23,332
Transfer Agent fee payable	5,691
Distribution fee payable	1,955
Payable for investment securities purchased and foreign currency transactions	223
Accrued expenses	191,186

Total liabilities	25,499,146

Net Assets	$424,005,351

Composition of Net Assets
Capital stock, at par	$3,820
Additional paid-in capital	480,551,518
Accumulated loss	(56,549,987)

Net Assets	$424,005,351

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,483,515	500,410	$10.96	*

C	$1,078,112	103,831	$10.38

Advisor	$417,443,724	37,591,752	$11.10

(a)	Includes securities on loan with a value of $23,265,183 (see Note E).

*	The maximum offering price per share for Class A shares was $11.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 19

STATEMENT OF OPERATIONS

Year Ended June 30, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $443,108)	$4,359,819
Affiliated issuers	457,343
Securities lending income	39,681
Other income	9,334	$4,866,177

Expenses
Advisory fee (see Note B)	2,935,652
Distribution fee—Class A	13,299
Distribution fee—Class C	9,052
Transfer agency—Class A	1,862
Transfer agency—Class C	393
Transfer agency—Advisor Class	131,039
Custody and accounting	115,105
Administrative	89,788
Registration fees	49,802
Audit and tax	47,728
Legal	42,444
Printing	23,569
Directors’ fees	22,209
Miscellaneous	26,621

Total expenses	3,508,563
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(13,998)

Net expenses		3,494,565

Net investment income		1,371,612

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions

Net realized loss on:
Investment transactions	(30,999,966)
Forward currency exchange contracts	(3,630,451)
Foreign currency transactions	(1,728,494)
Net change in unrealized appreciation (depreciation) of:
Investments	79,082,197
Forward currency exchange contracts	2,163,433
Foreign currency denominated assets and liabilities	32,171

Net gain on investment and foreign currency transactions	44,918,890

Net Increase in Net Assets from Operations	$46,290,502

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2023		Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,371,612		$1,123,055
Net realized loss on investment transactions and foreign currency	(36,358,911)		(20,625,580)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	81,277,801		(180,156,037)

Net increase (decrease) in net assets from operations	46,290,502		(199,658,562)
Distributions to Shareholders
Class A	– 0	–	(193,993)
Class C	– 0	–	(33,729)
Advisor Class	– 0	–	(9,062,326)
Capital Stock Transactions
Net increase	2,741,116		91,311,134

Total increase (decrease)	49,031,618		(117,637,476)
Net Assets
Beginning of period	374,973,733		492,611,209

End of period	$424,005,351		$374,973,733

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$	– 0	–	$69,936,847		$	– 0	–	$69,936,847
Consumer Staples		– 0	–	68,707,766			– 0	–	68,707,766
Consumer Discretionary		7,903,276		59,713,340			– 0	–	67,616,616
Health Care		– 0	–	61,201,506			– 0	–	61,201,506
Financials		10,653,436		40,424,592			– 0	–	51,078,028
Information Technology		– 0	–	47,985,065			– 0	–	47,985,065
Communication Services		4,669,318		19,737,461			– 0	–	24,406,779
Materials		– 0	–	14,470,389			– 0	–	14,470,389
Short-Term Investments		16,457,398		– 0	–		– 0	–	16,457,398
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		23,275,551		– 0	–		– 0	–	23,275,551

Total Investments in Securities		62,958,979		382,176,966	(a)		– 0	–	445,135,945
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	1,950,835			– 0	–	1,950,835
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(1,712,471)			– 0	–	(1,712,471)

Total		$62,958,979		$382,415,330		$	– 0	–	$445,374,309

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the

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NOTES TO FINANCIAL STATEMENTS (continued)

ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. The Expense Caps may not be terminated by the Adviser before October 31, 2023. For the year ended June 30, 2023, such reimbursements/waivers amounted to $6.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2023, the reimbursement for such services amounted to $89,788.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $68,284 for the year ended June 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $357 from the sale of Class A shares and received $19 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2023, such waiver amounted to $13,176.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2023 is as follows:

Fund	Market Value 6/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$16,386	$104,673	$104,602	$16,457	$457
Government Money Market Portfolio*	8,231	49,113	34,068	23,276	6

Total				$39,733	$463

*	Investments of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,156 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$122,445,751		$124,161,595
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$460,145,122

Gross unrealized appreciation	$38,462,306
Gross unrealized depreciation	(53,319,837)

Net unrealized depreciation	$(14,857,531)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2023, the Fund held forward currency exchange contracts for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended June 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,950,835	Unrealized depreciation on forward currency exchange contracts	$1,712,471

Total		$1,950,835		$1,712,471

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(3,630,451)	$2,163,433

Total		$(3,630,451)	$2,163,433

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$103,454,114
Average principal amount of sale contracts	$95,340,776

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2023. Exchange-traded derivatives

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NOTES TO FINANCIAL STATEMENTS (continued)

and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$869,210	$(186,370)	$	– 0	–	$	– 0	–	$682,840
Barclays Bank PLC	240,141	(15,632)	– 0	–	– 0	–	224,509
Citibank, NA	26,517	– 0	–	– 0	–	– 0	–	26,517
Goldman Sachs Bank USA	6,092	(6,092)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	21,724	(21,724)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	18,391	(18,391)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	768,370	(270,950)	– 0	–	– 0	–	497,420
UBS AG	390	(390)	– 0	–	– 0	–	– 0	–

Total	$1,950,835	$(519,549)	$	– 0	–	$	– 0	–	$1,431,286	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$186,370	$(186,370)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	15,632	(15,632)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	22,003	– 0	–	– 0	–	– 0	–	22,003
Goldman Sachs Bank USA	584,002	(6,092)	– 0	–	– 0	–	577,910
HSBC Bank USA	46,362	(21,724)	– 0	–	– 0	–	24,638
Natwest Markets PLC	33,229	(18,391)	– 0	–	– 0	–	14,838
State Street Bank & Trust Co.	270,950	(270,950)	– 0	–	– 0	–	– 0	–
UBS AG	553,923	(390)	– 0	–	– 0	–	553,533

Total	$1,712,471	$(519,549)	$	– 0	–	$	– 0	–	$1,192,922	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$23,265,183	$23,275,551	$890,439	$34,008	$5,673	$816

*	As of June 30, 2023.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2023		Year Ended June 30, 2022	Year Ended June 30, 2023		Year Ended June 30, 2022

Class A
Shares sold	185,853		191,783	$2,017,799		$2,627,724

Shares issued in reinvestment of distributions	– 0	–	11,893	– 0	–	170,552

Shares converted from Class C	321		178	3,378		2,610

Shares redeemed	(380,184)		(180,158)	(3,956,447)		(2,342,777)

Net increase (decrease)	(194,010)		23,696	$(1,935,270)		$458,109

Class C
Shares sold	21,390		9,217	$219,460		$133,906

Shares issued in reinvestment of distributions	– 0	–	2,195	– 0	–	30,175

Shares converted to Class A	(338)		(185)	(3,378)		(2,610)

Shares redeemed	(15,257)		(42,491)	(137,204)		(529,985)

Net increase (decrease)	5,795		(31,264)	$78,878		$(368,514)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended June 30, 2023		Year Ended June 30, 2022	Year Ended June 30, 2023		Year Ended June 30, 2022

Advisor Class
Shares sold	10,687,596		14,890,868	$110,990,546		$198,510,006

Shares issued in reinvestment of distributions	– 0	–	503,630	– 0	–	7,292,563

Shares redeemed	(10,522,540)		(9,038,840)	(106,393,038)		(114,581,030)

Net increase	165,056		6,355,658	$4,597,508		$91,221,539

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities

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NOTES TO FINANCIAL STATEMENTS (continued)

or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2023.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023			2022
Distributions paid from:
Ordinary income	$	– 0	–	$4,004,452
Net long-term capital gains		– 0	–	5,285,596

Total taxable distributions paid	$	– 0	–	$9,290,048

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses	$(41,507,179	)(a)
Other losses	(191,851	)(b)
Unrealized appreciation (depreciation)	(14,850,957	)(c)

Total accumulated earnings (deficit)	$(56,549,987)

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $41,507,179.

(b)	As of June 30, 2023, the Fund had a qualified late-year ordinary loss deferral of $191,851.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund had a net short-term capital loss carryforward of $18,729,334 and a net long-term capital loss carryforward of $22,777,845, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06

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NOTES TO FINANCIAL STATEMENTS (continued)

extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 39

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.71	$ 15.33	$ 11.66	$ 11.02	$ 11.54

Income From Investment Operations

Net investment income (loss)(a)(b)	.01	(.01)	.02	.01	.02

Net realized and unrealized gain (loss) on investment transactions and foreign currency	1.24	(5.34)	3.86	.74	.15

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.25	(5.35)	3.88	.75	.17

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Distributions from net realized gain on investment transactions	– 0	–	(.27)	(.21)	(.11)	(.69)

Total dividends and distributions	– 0	–	(.27)	(.21)	(.11)	(.69)

Net asset value, end of period	$ 10.96	$ 9.71	$ 15.33	$ 11.66	$ 11.02

Total Return

Total investment return based on net asset value(d)(e)	12.87%	(35.49)%	33.53%	6.75%	2.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,484	$6,741	$10,284	$1,729	$498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.14%	1.12%	1.15%	1.22%	1.29%

Expenses, before waivers/reimbursements(f)‡	1.14%	1.12%	1.17%	1.47%	1.85%

Net investment income (loss)(b)	.07%	(.05)%	.14%	.12%	.23%

Portfolio turnover rate	33%	24%	25%	30%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.27	$ 14.77	$ 11.32	$ 10.78	$ 11.38

Income From Investment Operations

Net investment loss(a)(b)	(.06)	(.12)	(.09)	(.08)	(.02)

Net realized and unrealized gain (loss) on investment transactions and foreign currency	1.17	(5.11)	3.75	.73	.11

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.11	(5.23)	3.66	.65	.09

Less: Dividends and Distributions

Distributions from net realized gain on investment transactions	– 0	–	(.27)	(.21)	(.11)	(.69)

Total dividends and distributions	– 0	–	(.27)	(.21)	(.11)	(.69)

Net asset value, end of period	$ 10.38	$ 9.27	$ 14.77	$ 11.32	$ 10.78

Total Return

Total investment return based on net asset value(d)(e)	11.97%	(36.03)%	32.59%	5.97%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,078	$909	$1,909	$426	$291

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.90%	1.87%	1.90%	1.99%	2.04%

Expenses, before waivers/reimbursements(f)‡	1.90%	1.87%	1.93%	2.27%	2.59%

Net investment loss(b)	(.63)%	(.89)%	(.66)%	(.79)%	(.17)%

Portfolio turnover rate	33%	24%	25%	30%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 43.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.81	$ 15.46	$ 11.73	$ 11.06	$ 11.57

Income From Investment Operations

Net investment income(a)(b)	.04	.03	.05	.04	.06

Net realized and unrealized gain (loss) on investment transactions and foreign currency	1.25	(5.41)	3.89	.75	.13

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.29	(5.38)	3.94	.79	.19

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.01)	(.01)

Distributions from net realized gain on investment transactions	– 0	–	(.27)	(.21)	(.11)	(.69)

Total dividends and distributions	– 0	–	(.27)	(.21)	(.12)	(.70)

Net asset value, end of period	$ 11.10	$ 9.81	$ 15.46	$ 11.73	$ 11.06

Total Return

Total investment return based on net asset value(d)(e)	13.15%	(35.38)%	33.84%	7.11%	3.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$417,443	$367,324	$480,418	$160,265	$67,054

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.89%	.87%	.90%	.98%	1.04%

Expenses, before waivers/reimbursements(f)‡	.89%	.87%	.93%	1.23%	1.59%

Net investment income(b)	.36%	.24%	.32%	.37%	.54%

Portfolio turnover rate	33%	24%	25%	30%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 43.

42 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2020 by 0.01%.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2020 and June 30, 2019, such waiver amounted to .01% and .01%, respectively.

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Concentrated International Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Concentrated International Growth Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 28, 2023

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 45

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Debasashi (Dev) Chakrabarti(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Concentrated International Growth Investment Team. Mr. Chakrabarti is the person the with the most significant responsibility for day-to-day management of the Fund’s portfolio.

46 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	76	None

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2014)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

48 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2014)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2014)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	76	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 81 (2014)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

52 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Debasashi (Dev) Chakrabarti 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer – Concentrated Global Growth.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS,** with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Fund’s Adviser, ABI and ABIS are affiliates of the fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 53

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 55

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated International Growth Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provide (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 59

by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 61

NOTES

62 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 63

NOTES

64 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIG-0151-0623

JUN    06.30.23

ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Core Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 1

ANNUAL REPORT

August 10, 2023

This report provides management’s discussion of fund performance for the AB Global Core Equity Portfolio for the annual reporting period ended June 30, 2023.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2023 (unaudited)

	6 Months	12 Months

AB GLOBAL CORE EQUITY PORTFOLIO

Class A Shares	13.03%	14.79%

Class C Shares	12.65%	13.93%

Advisor Class Shares[1]	13.14%	15.13%

MSCI ACWI (net)	13.93%	16.53%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended June 30, 2023.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, both sector and security selection detracted from performance, relative to the benchmark. Overweights to communication services and financials detracted most, while an underweight to utilities and an overweight to consumer discretionary contributed. Security selection within technology and consumer discretionary detracted, but was partially offset by gains from selection in financials and consumer staples. Country positioning (a result of bottom-up security analysis combined with fundamental research) added to performance; an overweight to France contributed, offsetting losses from an overweight to Hong Kong.

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For the six-month period, overall security selection drove underperformance, particularly selection within consumer discretionary and technology, while selection in consumer staples and financials contributed. Sector selection contributed. An underweight to utilities and an overweight to consumer discretionary offset losses from an overweight to health care and an underweight to technology, which detracted. Overall country positioning was positive; an underweight to Canada contributed most, while an overweight to the United Kingdom detracted.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended June 30, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled and the US government raised the possibility of new restrictions on artificial intelligence (AI) chip exports to China. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value. Growth stocks—led by US technology companies that had been pressured by rising interest rates throughout most of 2022—continued to rebound on speculation that the Fed might soon end its rate hike cycle and on optimism over revenue growth linked to the development of AI technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team continues to invest in firms that it believes are attractively valued in a core portfolio setup, and seeks to minimize unintended factor risks.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

(continued on next page)

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 3

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser seeks companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser considers include strong business fundamentals, capable management, prudent corporate governance, a strong balance sheet, strong earnings power, high earnings quality, low downside risk and substantial upside potential. In managing the Fund, the Adviser does not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies frequently include companies located in emerging markets, and at times emerging-market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/12/20141 TO 6/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Global Core Equity Portfolio Class A shares (from 11/12/20141 to 6/30/2023) as compared with the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 11/12/2014.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.79%	9.91%

5 Years	6.86%	5.94%

Since Inception[1]	7.36%	6.83%

CLASS C SHARES

1 Year	13.93%	12.93%

5 Years	6.07%	6.07%

Since Inception[1,2]	6.56%	6.56%

ADVISOR CLASS SHARES[3]

1 Year	15.13%	15.13%

5 Years	7.13%	7.13%

Since Inception[1]	7.63%	7.63%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.79% and 0.79% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 11/12/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.91%

5 Years	5.94%

Since Inception[1]	6.83%

CLASS C SHARES

1 Year	12.93%

5 Years	6.07%

Since Inception[1,2]	6.56%

ADVISOR CLASS SHARES[3]

1 Year	15.13%

5 Years	7.13%

Since Inception[1]	7.63%

1	Inception date: 11/12/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,130.30	$5.49	1.04%
Hypothetical**	$1,000	$1,019.64	$5.21	1.04%
Class C
Actual	$1,000	$1,126.50	$9.39	1.78%
Hypothetical**	$1,000	$1,015.97	$8.90	1.78%
Advisor Class
Actual	$1,000	$1,131.40	$4.17	0.79%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,561.5

1	The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

June 30, 2023 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$178,047,933	7.0%

Coca-Cola Co. (The)	108,894,862	4.3

Elevance Health, Inc.	103,735,939	4.0

Alphabet, Inc. – Class C	101,889,886	4.0

Goldman Sachs Group, Inc. (The)	99,215,562	3.9

Otis Worldwide Corp.	95,637,506	3.7

Visa, Inc. – Class A	87,492,144	3.4

Asahi Group Holdings Ltd.	84,491,868	3.3

Shell PLC	66,404,140	2.6

Thermo Fisher Scientific, Inc.	64,003,594	2.5

	$989,813,434	38.7%

1	Long-term investments.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 20.1%
Electronic Equipment, Instruments & Components – 0.8%
Zebra Technologies Corp. – Class A(a)	73,031	$21,604,761

IT Services – 3.3%
Akamai Technologies, Inc.(a)	459,792	41,321,507
Cognizant Technology Solutions Corp. – Class A	678,737	44,307,951

		85,629,458

Semiconductors & Semiconductor Equipment – 6.7%
Analog Devices, Inc.	277,152	53,991,981
Applied Materials, Inc.	239,790	34,659,247
Infineon Technologies AG	735,154	30,275,297
QUALCOMM, Inc.	433,364	51,587,651

		170,514,176

Software – 7.0%
Microsoft Corp.	522,840	178,047,933

Technology Hardware, Storage & Peripherals – 2.3%
Samsung Electronics Co., Ltd.	1,055,066	58,095,397

		513,891,725

Financials – 19.9%
Banks – 3.3%
ABN AMRO Bank NV (GDR)(b)	1,115,779	17,342,830
BNP Paribas SA	477,334	30,122,619
Mitsubishi UFJ Financial Group, Inc.	2,555,100	18,833,831
Wells Fargo & Co.	433,111	18,485,177

		84,784,457

Capital Markets – 9.7%
BlackRock, Inc.	25,718	17,774,739
CME Group, Inc.	200,321	37,117,478
EQT AB	568,805	10,950,487
Euronext NV(b)	212,728	14,468,678
Goldman Sachs Group, Inc. (The)	307,607	99,215,562
Julius Baer Group Ltd.	844,103	53,269,259
London Stock Exchange Group PLC	138,904	14,784,025

		247,580,228

Consumer Finance – 2.1%
American Express Co.	305,046	53,139,013

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financial Services – 4.8%
PayPal Holdings, Inc.(a)	545,767	$36,419,032
Visa, Inc. – Class A	368,419	87,492,144

		123,911,176

		509,414,874

Health Care – 15.2%
Biotechnology – 0.6%
Alnylam Pharmaceuticals, Inc.(a)	83,198	15,802,628

Health Care Equipment & Supplies – 3.0%
Koninklijke Philips NV	1,110,804	24,068,523
Medtronic PLC	608,305	53,591,670

		77,660,193

Health Care Providers & Services – 4.1%
Elevance Health, Inc.	233,487	103,735,939

Life Sciences Tools & Services – 2.5%
Thermo Fisher Scientific, Inc.	122,671	64,003,594

Pharmaceuticals – 5.0%
Roche Holding AG (Genusschein)	170,959	52,222,856
Sanofi	484,789	52,190,341
Takeda Pharmaceutical Co., Ltd.	772,800	24,283,354

		128,696,551

		389,898,905

Consumer Discretionary – 11.1%
Broadline Retail – 2.6%
Alibaba Group Holding Ltd.(a)	1,726,300	17,970,491
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	431,619	35,975,444
Prosus NV(a)	184,007	13,475,596

		67,421,531

Diversified Consumer Services – 0.9%
Service Corp. International/US	363,117	23,453,727

Hotels, Restaurants & Leisure – 5.6%
Compass Group PLC	1,223,052	34,249,309
Galaxy Entertainment Group Ltd.(a)	3,932,000	25,049,663
InterContinental Hotels Group PLC	174,690	12,075,718

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Starbucks Corp.	449,587	$44,536,088
Yum China Holdings, Inc.	493,807	27,900,096

		143,810,874

Textiles, Apparel & Luxury Goods – 2.0%
Kering SA	44,026	24,311,115
NIKE, Inc. – Class B	232,382	25,648,001

		49,959,116

		284,645,248

Consumer Staples – 8.3%
Beverages – 8.3%
Asahi Group Holdings Ltd.	2,177,635	84,491,868
Carlsberg AS – Class B	120,553	19,304,295
Coca-Cola Co. (The)	1,808,284	108,894,862

		212,691,025

Industrials – 8.1%
Building Products – 3.8%
Otis Worldwide Corp.	1,074,458	95,637,506

Commercial Services & Supplies – 0.6%
Republic Services, Inc.	103,428	15,842,067

Ground Transportation – 1.0%
CSX Corp.	772,430	26,339,863

Machinery – 1.6%
Dover Corp.	127,431	18,815,187
Parker-Hannifin Corp.	16,844	6,569,834
Volvo AB – Class B	772,455	15,985,975

		41,370,996

Professional Services – 1.1%
RELX PLC (Amsterdam)	99,613	3,322,912
RELX PLC (London)	727,588	24,272,863

		27,595,775

		206,786,207

Communication Services – 6.1%
Entertainment – 2.1%
Electronic Arts, Inc.	319,807	41,478,968
Universal Music Group NV	592,231	13,156,284

		54,635,252

Interactive Media & Services – 4.0%
Alphabet, Inc. – Class C(a)	842,274	101,889,886

		156,525,138

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Energy – 5.0%
Energy Equipment & Services – 1.0%
Schlumberger NV		551,971	$27,112,815

Oil, Gas & Consumable Fuels – 4.0%
Cheniere Energy, Inc.		230,945	35,186,780
Shell PLC		2,225,960	66,404,140

			101,590,920

			128,703,735

Materials – 2.8%
Chemicals – 2.0%
Linde PLC		133,282	50,791,105

Metals & Mining – 0.8%
Teck Resources Ltd. – Class B		515,629	21,695,535

			72,486,640

Real Estate – 2.2%
Real Estate Management & Development – 2.2%
CBRE Group, Inc. – Class A(a)		697,989	56,334,692

Utilities – 0.6%
Electric Utilities – 0.6%
Iberdrola SA		1,110,595	14,503,039

Total Common Stocks (cost $2,162,714,400)			2,545,881,228

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(c)(d)(e) (cost $6,411,547)		6,411,547	6,411,547

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman 1.97%, 07/03/2023	DKK	1,721	252,276
2.22%, 07/03/2023	SEK	2,725	252,643
Citibank, London 2.37%, 07/03/2023	EUR	231	252,319

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Hong Kong & Shanghai Bank, Hong Kong 3.47%, 07/03/2023	HKD	1,911	$243,936
Royal Bank of Canada, Toronto 3.54%, 07/04/2023	CAD	1,049	791,779
SEB, Stockholm 0.65%, 07/03/2023	CHF	225	250,920
3.92%, 07/03/2023	GBP	316	401,003
Sumitomo, Tokyo (0.37)%, 07/03/2023	JPY	88,832	615,626

Total Time Deposits (cost $3,060,502)			3,060,502

Total Short-Term Investments (cost $9,472,049)			9,472,049

Total Investments – 99.8% (cost $2,172,186,449)			2,555,353,277
Other assets less liabilities – 0.2%			6,179,028

Net Assets – 100.0%			$2,561,532,305

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2023, the aggregate market value of these securities amounted to $31,811,508 or 1.2% of net assets.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

June 30, 2023

Assets
Investments in securities, at value Unaffiliated issuers (cost $2,165,774,902)	$2,548,941,730
Affiliated issuers (cost $6,411,547)	6,411,547
Foreign currencies, at value (cost $4,540)	4,540
Receivable for investment securities sold and foreign currency transactions	7,698,509
Unaffiliated dividends receivable	6,264,807
Receivable for capital stock sold	3,623,728
Affiliated dividends receivable	35,536

Total assets	2,572,980,397

Liabilities
Due to Custodian	252
Payable for investment securities purchased and foreign currency transactions	8,489,548
Advisory fee payable	1,553,468
Payable for capital stock redeemed	1,066,566
Transfer Agent fee payable	33,399
Administrative fee payable	18,235
Distribution fee payable	4,414
Accrued expenses	282,210

Total liabilities	11,448,092

Net Assets	$2,561,532,305

Composition of Net Assets
Capital stock, at par	$17,100
Additional paid-in capital	2,376,902,680
Distributable earnings	184,612,525

$2,561,532,305

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$19,940,302	1,336,199	$14.92	*

C	$419,152	28,875	$14.52

Advisor	$2,541,172,851	169,637,320	$14.98

*	The maximum offering price per share for Class A shares was $15.58 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 19

STATEMENT OF OPERATIONS

Year Ended June 30, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,773,778)	$42,900,366
Affiliated issuers	181,354
Securities lending income	112,288
Interest	17,719
Other income	33,587	$43,245,314

Expenses
Advisory fee (see Note B)	17,714,447
Transfer agency—Class A	2,716
Transfer agency—Class C	94
Transfer agency—Advisor Class	327,378
Distribution fee—Class A	48,620
Distribution fee—Class C	5,709
Custody and accounting	227,725
Administrative	87,359
Audit and tax	78,559
Registration fees	66,121
Legal	59,900
Directors’ fees	48,152
Printing	18,857
Miscellaneous	116,289

Total expenses	18,801,926
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(8,029)

Net expenses		18,793,897

Net investment income		24,451,417

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(192,513,690)
Foreign currency transactions		(439,160)
Net change in unrealized appreciation on:
Investments		504,644,499
Foreign currency denominated assets and liabilities		182,372

Net gain on investment and foreign currency transactions		311,874,021

Net Increase in Net Assets from Operations		$336,325,438

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,451,417	$22,712,262
Net realized gain (loss) on investment and foreign currency transactions	(192,952,850)	126,605,648
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	504,826,871	(715,573,378)

Net increase (decrease) in net assets from operations	336,325,438	(566,255,468)

Distributions to Shareholders
Class A	(753,919)	(1,102,469)
Class C	(21,744)	(39,486)
Advisor Class	(92,076,378)	(126,697,451)
Capital Stock Transactions
Net increase (decrease)	(52,165,439)	561,708,133

Total increase (decrease)	191,307,958	(132,386,741)

Net Assets
Beginning of period	2,370,224,347	2,502,611,088

End of period	$2,561,532,305	$2,370,224,347

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible,

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NOTES TO FINANCIAL STATEMENTS (continued)

among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2023:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$425,521,031		$88,370,694		$	– 0	–	$513,891,725
Financials	349,643,145		159,771,729			– 0	–	509,414,874
Health Care	237,133,832		152,765,073			– 0	–	389,898,905
Consumer Discretionary	157,513,356		127,131,892			– 0	–	284,645,248
Consumer Staples	108,894,862		103,796,163			– 0	–	212,691,025
Industrials	163,204,457		43,581,750			– 0	–	206,786,207
Communication Services	143,368,854		13,156,284			– 0	–	156,525,138
Energy	62,299,596		66,404,139			– 0	–	128,703,735
Materials	72,486,640		– 0	–		– 0	–	72,486,640
Real Estate	56,334,692		– 0	–		– 0	–	56,334,692
Utilities	– 0	–	14,503,039			– 0	–	14,503,039
Short-Term Investments:
Investment Companies	6,411,547		– 0	–		– 0	–	6,411,547
Time Deposits	– 0	–	3,060,502			– 0	–	3,060,502

Total Investments in Securities	1,782,812,012		772,541,265	†		– 0	–	2,555,353,277
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$1,782,812,012		$772,541,265		$	– 0	–	$2,555,353,277

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

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NOTES TO FINANCIAL STATEMENTS (continued)

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Invest-

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ment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion of the Fund’s average daily net assets, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended June 30, 2023, there was no such reimbursement. The Expense Caps may not be terminated by the Adviser before October 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2023, the reimbursement for such services amounted to $87,359.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $198,155 for the year ended June 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $119 from the sale of Class A shares and received $192 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2023, such waiver amounted to $4,581.

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A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2023 is as follows:

Fund	Market Value 6/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/23 (000)		Dividend Income (000)
Government Money Market Portfolio	$4,314	$274,705	$272,607	$6,412		$181
Government Money Market Portfolio*	542	163,217	163,759	– 0	–	39

Total				$6,412		$220

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,557 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,123,952,951		$1,250,644,262
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,203,919,418

Gross unrealized appreciation	$471,341,642
Gross unrealized depreciation	(119,907,783)

Net unrealized appreciation	$351,433,859

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended June 30, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If

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the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2023 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$73,219	$39,069	$3,448

*	As of June 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Class A
Shares sold	57,821	288,873	$819,004	$4,847,681

Shares issued in reinvestment of dividends and distributions	56,195	64,932	751,321	1,098,643

Shares converted from Class C	1,973	861	28,831	15,685

Shares redeemed	(219,921)	(240,023)	(3,069,001)	(3,662,987)

Net increase (decrease)	(103,932)	114,643	$(1,469,845)	$2,299,022

Class C
Shares sold	1,496	4,168	$21,549	$71,507

Shares issued in reinvestment of dividends and distributions	1,371	1,853	17,902	30,865

Shares converted to Class A	(2,027)	(880)	(28,831)	(15,685)

Shares redeemed	(29,214)	(8,068)	(408,325)	(125,290)

Net decrease	(28,374)	(2,927)	$(397,705)	$(38,603)

Advisor Class
Shares sold	28,131,421	47,947,148	$391,353,093	$797,624,290

Shares issued in reinvestment of dividends and distributions	6,700,566	6,664,397	89,786,105	113,028,181

Shares redeemed	(38,320,709)	(21,581,096)	(531,437,087)	(351,204,757)

Net increase (decrease)	(3,488,722)	33,030,449	$(50,297,889)	$559,447,714

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect

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large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$24,971,976	$83,979,467
Long-term capital gains	67,880,065	43,859,939

Total taxable distributions paid	$92,852,041	$127,839,406

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,060,037
Accumulated capital and other losses	(185,873,566	)(a)
Unrealized appreciation (depreciation)	351,426,054	(b)

Total accumulated earnings (deficit)	$184,612,525

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $185,873,566.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund had a net short-term capital loss carryforward of $53,890,149 and a net long-term capital loss carryforward of $131,983,417, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform

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NOTES TO FINANCIAL STATEMENTS (continued)

(Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 13.52	$ 17.63	$ 12.83	$ 13.31	$ 12.42

Income From Investment Operations

Net investment income(a)(b)	.11	.10	.12	.12	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.83	(3.42)	4.77	(.16)	1.02

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.94	(3.32)	4.89	(.04)	1.19

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.14)	(.09)	(.13)	(.12)

Distributions from net realized gain on investment and foreign currency transactions	(.53)	(.65)	– 0	–	(.31)	(.18)

Total dividends and distributions	(.54)	(.79)	(.09)	(.44)	(.30)

Net asset value, end of period	$ 14.92	$ 13.52	$ 17.63	$ 12.83	$ 13.31

Total Return

Total investment return based on net asset value(d)	14.79%	(19.74)%	38.20%	(.48)%	9.95%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,940	$19,471	$23,362	$17,101	$15,851

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04%	1.03%	1.05%	1.08%	1.13%

Expenses, before waivers/reimbursements	1.04%	1.04%	1.06%	1.08%	1.13%

Net investment income(b)	.77%	.62%	.79%	.89%	1.33%

Portfolio turnover rate	48%	50%	46%	52%	47%

See footnote summary on page 40.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 13.26	$ 17.29	$ 12.61	$ 13.10	$ 12.29

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	(.03)	.00	(c)	.02	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.80	(3.34)	4.68	(.15)	.99

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.79	(3.37)	4.68	(.13)	1.08

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.01)	– 0	–	(.05)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	(.53)	(.65)	– 0	–	(.31)	(.18)

Total dividends and distributions	(.53)	(.66)	– 0	–	(.36)	(.27)

Net asset value, end of period	$ 14.52	$ 13.26	$ 17.29	$ 12.61	$ 13.10

Total Return

Total investment return based on net asset value(d)	13.93%	(20.29)%	37.11%	(1.17)%	9.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$419	$759	$1,040	$905	$553

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.79%	1.79%	1.81%	1.84%	1.90%

Expenses, before waivers/reimbursements	1.79%	1.79%	1.81%	1.84%	1.90%

Net investment income (loss)(b)	(.04)%	(.15)%	.03%	.15%	.69%

Portfolio turnover rate	48%	50%	46%	52%	47%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 13.57	$ 17.69	$ 12.87	$ 13.35	$ 12.46

Income From Investment Operations

Net investment income(a)(b)	.14	.14	.17	.15	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.84	(3.43)	4.77	(.15)	1.02

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.98	(3.29)	4.94	.00	(c)	1.22

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.18)	(.12)	(.17)	(.15)

Distributions from net realized gain on investment and foreign currency transactions	(.53)	(.65)	– 0	–	(.31)	(.18)

Total dividends and distributions	(.57)	(.83)	(.12)	(.48)	(.33)

Net asset value, end of period	$ 14.98	$ 13.57	$ 17.69	$ 12.87	$ 13.35

Total Return

Total investment return based on net asset value(d)	15.13%	(19.54)%	38.54%	(.25)%	10.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,541,173	$2,349,994	$2,478,209	$1,215,240	$789,168

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.79%	.79%	.81%	.84%	.90%

Expenses, before waivers/reimbursements	.79%	.79%	.81%	.84%	.90%

Net investment income(b)	1.04%	.86%	1.08%	1.17%	1.61%

Portfolio turnover rate	48%	50%	46%	52%	47%

See footnote summary on page 40.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

See	notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Core Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Core Equity Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 28, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2023.

For corporate shareholders, 44.76% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 71.73% of dividends paid as qualified dividend income.

The Fund designates $67,880,065 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 43

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

David Dalgas(2), Vice President Klaus Ingemann(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	76	None

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2014)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2014)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2014)

Private Investor since prior to

2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.

		76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to 2023. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	76	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 81 (2014)

Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		76	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

50 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Onur Erzan 47	President and Chief Executive Officer	See biography above.

David Dalgas 52	Vice President	Senior Vice President of the Adviser**, since prior to 2018. He is also Co-Chief Investment Officer - Global Core Equity since 2018.

Klaus Ingemann 49	Vice President	Senior Vice President of the Adviser**, since prior to 2018. He is also Co-Chief Investment Officer - Global Core Equity since 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 51

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 53

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

54 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 55

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2023 (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into

56 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

account the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 57

might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were close to a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate would be reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

58 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

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GROWTH

Concentrated Growth Fund

Discovery Growth Fund

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Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

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Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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TAXABLE

Bond Inflation Strategy

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Short Duration High Yield Portfolio1

Short Duration Income Portfolio

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Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

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CLOSED-END FUNDS

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EXCHANGE-TRADED FUNDS

Disruptors ETF

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Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 59

NOTES

60 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GCE-0151-0623

JUN    06.30.23

ANNUAL REPORT

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Strategic Core Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 1

ANNUAL REPORT

August 8, 2023

This report provides management’s discussion of fund performance for the AB International Strategic Core Portfolio for the annual reporting period ended June 30, 2023.

At a meeting held on May 2-4, 2023, the Adviser recommended, and the Fund’s Board of Directors approved, certain changes to the Fund, including changes to the Fund’s name to “AB International Low Volatility Equity Portfolio” and changes to the Fund’s principal investment strategies. These changes were addressed in a prospectus supplement dated May 5, 2023, and were effective as of July 5, 2023.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2023 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Class A Shares	7.92%	11.53%

Class C Shares	7.48%	10.66%

Advisor Class Shares[1]	8.03%	11.81%

Class Z Shares[1]	8.03%	11.81%

MSCI EAFE Index (net)	11.67%	18.77%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended June 30, 2023.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, overall security selection drove underperformance, relative to the benchmark. Security selection within financials and industrials detracted the most, while selection in health care and materials contributed. Sector selection also detracted. Losses from an overweight to communication services and an underweight to consumer discretionary offset gains from an overweight to technology and an underweight to consumer staples. Country allocation (a result of bottom-up security analysis combined with fundamental research)

2 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

detracted, led by an overweight to Canada; an underweight to the UK contributed.

For the six-month period, overall security selection was negative. Security selection within financials and industrials detracted most, while selection in consumer staples and health care contributed. Sector selection was also negative. Gains from an overweight to technology and an underweight to materials were offset by losses from an underweight to consumer discretionary and an overweight to financials. Country selection detracted from performance. An underweight to Japan detracted most, while an underweight to Australia contributed.

The Fund used derivatives in the form of currency forwards for hedging purposes, which detracted from absolute performance for both periods, and futures for investment purposes, which added to absolute performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended June 30, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled and the US government raised the possibility of new restrictions on artificial intelligence (AI) chip exports to China. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value. Growth stocks—led by US technology companies that had been pressured by rising interest rates throughout most of 2022—continued to rebound on speculation that the Fed might soon end its rate hike cycle and on optimism over revenue growth linked to the development of AI technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to look for companies that offer a combination of quality and stability at attractive prices, the three core elements that underpin the Team’s investment philosophy in good and bad times. For long-term, outcome-oriented investors, the Team believes that companies with these features are best positioned to deliver strong returns through changing environments.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 3

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability and attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser considers in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/29/20151 TO 6/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB International Strategic Core Portfolio Class A shares (from 7/29/20151 to 6/30/2023) as compared with the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/29/2015.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	11.53%	6.83%

5 Years	2.17%	1.30%

Since Inception[1]	4.19%	3.63%

CLASS C SHARES

1 Year	10.66%	9.66%

5 Years	1.41%	1.41%

Since Inception[1]	3.40%	3.40%

ADVISOR CLASS SHARES[2]

1 Year	11.81%	11.81%

5 Years	2.44%	2.44%

Since Inception[1]	4.44%	4.44%

CLASS Z SHARES[2]

1 Year	11.81%	11.81%

Since Inception[1]	2.54%	2.54%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.76%, 0.75% and 0.74% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 1.75% for Class C shares. These waivers/reimbursements may not be terminated before October 31, 2023, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.83%

5 Years	1.30%

Since Inception[1]	3.63%

CLASS C SHARES

1 Year	9.66%

5 Years	1.41%

Since Inception[1]	3.40%

ADVISOR CLASS SHARES[2]

1 Year	11.81%

5 Years	2.44%

Since Inception[1]	4.44%

CLASS Z SHARES[2]

1 Year	11.81%

Since Inception[1]	2.54%

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,079.20	$5.16	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%
Class C
Actual	$1,000	$1,074.80	$8.95	1.74%
Hypothetical**	$1,000	$1,016.17	$8.70	1.74%
Advisor Class
Actual	$1,000	$1,080.30	$3.87	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class Z
Actual	$1,000	$1,080.30	$3.87	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $681.6

1

The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.3% or less in the following: Austria, Belgium, Israel, Italy, Norway, Portugal, Spain and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

June 30, 2023 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

RELX PLC (London)	$21,088,182	3.1%

Constellation Software, Inc./Canada	20,658,994	3.0

Novo Nordisk A/S – Class B	20,431,883	3.0

Sanofi	19,654,824	2.9

Wolters Kluwer NV	18,789,916	2.8

Shell PLC	18,670,310	2.7

Roche Holding AG (Genusschein)	18,548,753	2.7

Koninklijke Ahold Delhaize NV	16,981,667	2.5

Sumitomo Mitsui Financial Group, Inc.	13,020,700	1.9

Galenica AG	12,834,739	1.9

	$180,679,968	26.5%

1	Long-term investments.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 20.6%
Banks – 10.1%
Bank Leumi Le-Israel BM	1,001,599	$7,505,586
DBS Group Holdings Ltd.	300,400	7,015,176
KBC Group NV	64,962	4,534,401
Nordea Bank Abp	645,122	7,027,106
Oversea-Chinese Banking Corp., Ltd.	1,176,980	10,706,973
Royal Bank of Canada	126,670	12,097,595
Sumitomo Mitsui Financial Group, Inc.	303,800	13,020,700
Toronto-Dominion Bank (The)	113,361	7,026,286

		68,933,823

Capital Markets – 3.5%
Euronext NV(a)	80,965	5,506,828
IG Group Holdings PLC	376,073	3,235,674
London Stock Exchange Group PLC	93,977	10,002,292
Singapore Exchange Ltd.	734,200	5,228,388

		23,973,182

Insurance – 7.0%
AIA Group Ltd.	606,800	6,162,964
AXA SA	336,805	9,953,031
Medibank Pvt Ltd.	2,128,317	4,999,364
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	27,354	10,269,037
NN Group NV(b)	134,492	4,978,580
Sampo Oyj – Class A	256,388	11,515,011

		47,877,987

		140,784,992

Industrials – 15.6%
Commercial Services & Supplies – 0.6%
Secom Co., Ltd.	65,200	4,412,638

Electrical Equipment – 2.9%
Prysmian SpA	207,309	8,670,427
Schneider Electric SE	62,753	11,400,759

		20,071,186

Ground Transportation – 1.2%
Canadian National Railway Co.	67,344	8,154,991

Industrial Conglomerates – 0.8%
Siemens AG (REG)	31,300	5,217,737

Machinery – 0.6%
ANDRITZ AG	73,220	4,083,469

Marine Transportation – 1.0%
Kuehne & Nagel International AG (REG)	23,293	6,900,013

14 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 8.5%
Experian PLC	224,778	$8,627,205
Meitec Corp.	530,200	9,148,531
RELX PLC (London)	632,126	21,088,182
Wolters Kluwer NV	147,983	18,789,916

		57,653,834

		106,493,868

Information Technology – 14.4%
IT Services – 5.6%
Amdocs Ltd.	85,572	8,458,792
Capgemini SE	30,264	5,730,263
CGI, Inc.(c)	64,059	6,755,269
Nomura Research Institute Ltd.	243,200	6,718,994
Otsuka Corp.	261,200	10,174,172

		37,837,490

Semiconductors & Semiconductor Equipment – 2.4%
ASML Holding NV	12,021	8,719,174
Taiwan Semiconductor Manufacturing Co., Ltd.	419,000	7,740,327

		16,459,501

Software – 5.6%
Constellation Software, Inc./Canada	9,971	20,658,994
Nice Ltd.(c)	34,540	7,108,926
SAP SE	76,082	10,393,364

		38,161,284

Technology Hardware, Storage & Peripherals – 0.8%
Logitech International SA (REG)	91,930	5,486,856

		97,945,131

Health Care – 13.4%
Health Care Equipment & Supplies – 0.4%
ConvaTec Group PLC(a)	1,163,500	3,034,490

Health Care Providers & Services – 1.9%
Galenica AG(a)	158,757	12,834,739

Pharmaceuticals – 11.1%
Chugai Pharmaceutical Co., Ltd.(b)	342,600	9,756,912
Novartis AG (REG)	69,400	6,996,869
Novo Nordisk A/S – Class B	126,482	20,431,883
Roche Holding AG (Genusschein)	60,722	18,548,753
Sanofi	182,571	19,654,824

		75,389,241

		91,258,470

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 10.2%
Diversified Telecommunication Services – 5.4%
BCE, Inc.(b)	216,340	$9,863,700
Deutsche Telekom AG (REG)	399,655	8,719,879
HKT Trust & HKT Ltd. – Class SS	6,958,000	8,101,699
Telstra Group Ltd.	3,487,666	10,005,064

		36,690,342

Entertainment – 1.5%
GungHo Online Entertainment, Inc.	372,800	7,341,017
Ubisoft Entertainment SA(c)	99,779	2,820,296

		10,161,313

Interactive Media & Services – 2.0%
Auto Trader Group PLC	1,145,800	8,896,592
Kakaku.com, Inc.	344,600	4,963,983

		13,860,575

Media – 1.3%
Informa PLC	951,754	8,787,712

		69,499,942

Consumer Staples – 8.2%
Beverages – 0.5%
Heineken NV	30,680	3,155,027

Consumer Staples Distribution & Retail – 5.3%
Jeronimo Martins SGPS SA	359,506	9,903,881
Koninklijke Ahold Delhaize NV	498,098	16,981,667
Loblaw Cos., Ltd.	104,731	9,588,055

		36,473,603

Food Products – 1.0%
Nestle SA (REG)	55,439	6,668,847

Tobacco – 1.4%
Philip Morris International, Inc.	100,070	9,768,833

		56,066,310

Consumer Discretionary – 5.9%
Hotels, Restaurants & Leisure – 1.0%
Compass Group PLC	253,192	7,090,173

Leisure Products – 1.4%
Bandai Namco Holdings, Inc.	411,800	9,536,183

Specialty Retail – 1.4%
ZOZO, Inc.	444,700	9,225,139

Textiles, Apparel & Luxury Goods – 2.1%
LVMH Moet Hennessy Louis Vuitton SE	10,635	10,027,872
Pandora A/S	46,020	4,113,344

		14,141,216

		39,992,711

16 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 4.6%
Oil, Gas & Consumable Fuels – 4.6%
Equinor ASA	275,231	$8,014,416
Repsol SA(b)	334,782	4,869,068
Shell PLC	625,855	18,670,310

		31,553,794

Materials – 1.8%
Metals & Mining – 1.8%
Endeavour Mining PLC	174,530	4,191,454
Rio Tinto Ltd.	103,261	7,907,695

		12,099,149

Real Estate – 1.3%
Diversified REITs – 0.6%
Merlin Properties Socimi SA	478,535	4,098,822

Retail REITs – 0.7%
Link REIT	814,634	4,535,168

		8,633,990

Utilities – 1.2%
Electric Utilities – 1.2%
EDP – Energias de Portugal SA	311,170	1,520,895
Enel SpA	1,031,993	6,958,136

		8,479,031

Total Common Stocks (cost $578,564,438)		662,807,388

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(d)(e)(f) (cost $16,957,624)	16,957,624	16,957,624

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $595,522,062)		679,765,012

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(d)(e)(f) (cost $8,781,178)	8,781,178	8,781,178

Total Investments – 101.0% (cost $604,303,240)		688,546,190
Other assets less liabilities – (1.0)%		(6,976,336)

Net Assets – 100.0%		$681,569,854

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	1,992	USD	1,320	08/25/2023	$(8,808)
Bank of America, NA	GBP	800	USD	1,026	07/21/2023	9,701
Bank of America, NA	GBP	1,595	USD	1,990	07/21/2023	(36,330)
Bank of America, NA	USD	11,414	GBP	9,170	07/21/2023	232,820
Bank of America, NA	USD	2,172	EUR	2,019	07/31/2023	34,501
Bank of America, NA	USD	2,021	EUR	1,849	07/31/2023	(187)
Bank of America, NA	USD	1,133	CAD	1,492	08/24/2023	(6,080)
Bank of America, NA	USD	26,363	AUD	38,820	08/25/2023	(464,100)
Bank of America, NA	USD	2,806	JPY	391,600	08/25/2023	(69,927)
Bank of America, NA	NOK	31,512	USD	2,999	09/13/2023	56,000
Bank of America, NA	TWD	149,610	USD	4,896	09/14/2023	82,931
Barclays Bank PLC	GBP	1,062	USD	1,314	07/21/2023	(34,965)
Barclays Bank PLC	USD	8,748	EUR	7,943	07/31/2023	(67,831)
Barclays Bank PLC	USD	14,431	SEK	152,492	09/13/2023	(244,223)
Brown Brothers Harriman & Co.	GBP	788	USD	1,004	07/21/2023	3,275
Brown Brothers Harriman & Co.	GBP	1,657	USD	2,052	07/21/2023	(53,022)
Brown Brothers Harriman & Co.	EUR	932	USD	1,021	07/31/2023	2,097
Brown Brothers Harriman & Co.	EUR	4,907	USD	5,298	07/31/2023	(64,438)
Brown Brothers Harriman & Co.	USD	7,387	EUR	6,836	07/31/2023	82,703
Brown Brothers Harriman & Co.	USD	1,477	EUR	1,346	07/31/2023	(6,246)
Brown Brothers Harriman & Co.	USD	2,129	CAD	2,820	08/24/2023	1,018
Brown Brothers Harriman & Co.	AUD	1,497	USD	1,002	08/25/2023	3,300
Brown Brothers Harriman & Co.	JPY	881,349	USD	6,298	08/25/2023	139,903
Brown Brothers Harriman & Co.	USD	1,358	AUD	2,002	08/25/2023	(22,231)
Brown Brothers Harriman & Co.	USD	2,501	JPY	359,074	08/25/2023	7,850
Brown Brothers Harriman & Co.	USD	1,634	JPY	231,228	08/25/2023	(18,889)
Deutsche Bank AG	ILS	34,882	USD	9,688	08/08/2023	267,551
Goldman Sachs Bank USA	GBP	802	USD	1,011	07/21/2023	(8,037)
Goldman Sachs Bank USA	JPY	277,076	USD	1,936	08/25/2023	410
JPMorgan Chase Bank, NA	USD	1,379	GBP	1,106	07/21/2023	25,459
JPMorgan Chase Bank, NA	USD	2,134	GBP	1,676	07/21/2023	(5,410)
JPMorgan Chase Bank, NA	JPY	142,822	USD	1,003	08/25/2023	4,776
JPMorgan Chase Bank, NA	USD	5,566	JPY	779,493	08/25/2023	(120,065)
Morgan Stanley Capital Services LLC	GBP	1,383	USD	1,761	07/21/2023	3,953
Morgan Stanley Capital Services LLC	USD	9,700	CHF	8,656	07/21/2023	(12,170)
Morgan Stanley Capital Services LLC	EUR	1,554	USD	1,675	07/31/2023	(23,029)
NatWest Markets PLC	SGD	19,745	USD	14,884	07/13/2023	279,533
UBS AG	CAD	98,759	USD	73,810	08/24/2023	(800,284)
UBS AG	USD	66,282	JPY	9,128,647	08/25/2023	(2,499,758)
UBS AG	TWD	45,454	USD	1,490	09/14/2023	28,134

						$(3,300,115)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2023, the aggregate market value of these securities amounted to $21,376,057 or 3.1% of net assets.

18 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Non-income producing security.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

June 30, 2023

Assets
Investments in securities, at value Unaffiliated issuers (cost $578,564,438)	$662,807,388	(a)
Affiliated issuers (cost $25,738,802—including investment of cash collateral for securities loaned of $8,781,178)	25,738,802
Foreign currencies, at value (cost $1,065,393)	1,064,093
Unaffiliated dividends receivable	4,030,392
Unrealized appreciation on forward currency exchange contracts	1,265,915
Receivable for capital stock sold	671,911
Affiliated dividends receivable	69,648

Total assets	695,648,149

Liabilities
Due to Custodian	63
Payable for collateral received on securities loaned	8,781,178
Unrealized depreciation on forward currency exchange contracts	4,566,030
Advisory fee payable	333,444
Payable for capital stock redeemed	148,120
Administrative fee payable	29,901
Transfer Agent fee payable	11,155
Distribution fee payable	1,336
Accrued expenses	207,068

Total liabilities	14,078,295

Net Assets	$681,569,854

Composition of Net Assets
Capital stock, at par	$5,333
Additional paid-in capital	618,256,827
Distributable earnings	63,307,694

	$681,569,854

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,740,896	453,195	$12.67	*

C	$233,138	18,873	$12.35

Advisor	$675,542,343	52,857,631	$12.78

Z	$53,477	4,185	$12.78

(a)	Includes securities on loan with a value of $15,227,466 (see Note E).

*	The maximum offering price per share for Class A shares was $13.23, which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended June 30, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,304,344)	$19,734,920
Affiliated issuers	536,849
Securities lending income	121,713
Interest	10,399
Other income	15,007	$20,418,888

Expenses
Advisory fee (see Note B)	4,081,260
Transfer agency—Class A	976
Transfer agency—Class C	106
Transfer agency—Advisor Class	100,924
Transfer agency—Class Z	5
Distribution fee—Class A	15,445
Distribution fee—Class C	2,478
Custody and accounting	189,132
Administrative	105,942
Audit and tax	74,599
Registration fees	73,288
Legal	43,468
Directors’ fees	25,314
Printing	24,274
Miscellaneous	33,643

Total expenses	4,770,854
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(59,014)

Less: expenses waived and reimbursed by the Distributor (see Note C)	(99)

Net expenses		4,711,741

Net investment income		15,707,147

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(9,984,268)
Forward currency exchange contracts		(2,917,797)
Futures		319,818
Foreign currency transactions		200
Net change in unrealized appreciation (depreciation) on:
Investments		69,146,335
Forward currency exchange contracts		(994,719)
Futures		96,480
Foreign currency denominated assets and liabilities		184,297

Net gain on investment and foreign currency transactions		55,850,346

Net Increase in Net Assets from Operations		$71,557,493

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2023		Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,707,147		$13,360,005
Net realized loss on investment and foreign currency transactions	(12,582,047)		(18,800,321)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	68,432,393		(96,953,395)

Net increase (decrease) in net assets from operations	71,557,493		(102,393,711)
Distributions to Shareholders
Class A	– 0	–	(19,280)
Advisor Class	– 0	–	(3,465,103)
Class Z	– 0	–	(115)
Capital Stock Transactions
Net increase	19,439,174		28,419,162

Total increase (decrease)	90,996,667		(77,459,047)
Net Assets
Beginning of period	590,573,187		668,032,234

End of period	$681,569,854		$590,573,187

See notes to financial statements.

22 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Strategic Core Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible,

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2023:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$19,123,881		$121,661,111		$	– 0	–	$140,784,992
Industrials	8,154,991		98,338,877			–0	–	106,493,868
Information Technology	35,873,055		62,072,076			–0	–	97,945,131
Health Care	– 0	–	91,258,470			– 0	–	91,258,470
Communication Services	9,863,700		59,636,242			– 0	–	69,499,942
Consumer Staples	19,356,888		36,709,422			– 0	–	56,066,310
Consumer Discretionary	– 0	–	39,992,711			– 0	–	39,992,711
Energy	– 0	–	31,553,794			– 0	–	31,553,794
Materials	– 0	–	12,099,149			– 0	–	12,099,149
Real Estate	– 0	–	8,633,990			– 0	–	8,633,990
Utilities	– 0	–	8,479,031			– 0	–	8,479,031
Short-Term Investments:
Investment Companies	16,957,624		– 0	–		– 0	–	16,957,624
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,781,178		– 0	–		– 0	–	8,781,178

Total Investments in Securities	118,111,317		570,434,873	†		– 0	–	688,546,190

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$1,265,915	$	– 0	–	$1,265,915
Liabilities
Forward Currency Exchange Contracts		– 0	–	(4,566,030)		– 0	–	(4,566,030)

Total		$118,111,317		$567,134,758	$	– 0	–	$685,246,075

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the excess of $2.5 billion up to $5 billion and .50% of the excess over $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.00%, 1.75%, .75% and .75% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the year ended June 30, 2023, such reimbursements/waivers amounted to $42,244. The Expense Caps may not be terminated by the Adviser before October 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2023, the reimbursement for such services amounted to $105,942.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $62,567 for the year ended June 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $33 from the sale of Class A shares and received $1 and $294 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the

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NOTES TO FINANCIAL STATEMENTS (continued)

investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2023, such waiver amounted to $16,043.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2023 is as follows:

Fund	Market Value 6/30/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$22,753		$173,933	$179,728	$16,958	$537
Government Money Market Portfolio*	– 0	–	117,690	108,909	8,781	16

Total					$25,739	$553

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. As of May 1, 2023, with respect to Class C, payments to the Distributor are voluntarily being limited to .75% of the average net assets attributable to Class C. For the year ended June 30, 2023, such waiver amounted to $99. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also

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NOTES TO FINANCIAL STATEMENTS (continued)

provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2023, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$303,329,172		$256,944,474
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$609,332,661

Gross unrealized appreciation	$107,499,527
Gross unrealized depreciation	(27,895,400)

Net unrealized appreciation	$79,604,127

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the

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NOTES TO FINANCIAL STATEMENTS (continued)

potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended June 30, 2023, the Fund held futures for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended June 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,265,915	Unrealized depreciation on forward currency exchange contracts	$4,566,030

Total		$1,265,915		$4,566,030

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	$(2,917,797)	$(994,719)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	319,818	96,480

Total		$(2,597,979)	$(898,239)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$188,366,027
Average principal amount of sale contracts	$172,917,118
Futures:
Average notional amount of buy contracts	$10,712,708	(a)

a)	Positions were open for eight months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$415,953	$(415,953)		$	– 0	–	$	– 0	–	$	– 0	–
Brown Brothers Harriman & Co.	240,146	(164,826)			– 0	–		– 0	–		75,320
Deutsche Bank AG	267,551	– 0	–		– 0	–		– 0	–		267,551
Goldman Sachs Bank USA	410	(410)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	30,235	(30,235)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	3,953	(3,953)			– 0	–		– 0	–		– 0	–
NatWest Markets PLC	279,533	– 0	–		– 0	–		– 0	–		279,533
UBS AG	28,134	(28,134)			– 0	–		– 0	–		– 0	–

Total	$1,265,915	$(643,511)		$	– 0	–	$	– 0	–		$622,404	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Bank Group Ltd.	$8,808	$	– 0	–	$	– 0	–	$	– 0	–	$8,808
Bank of America, NA	576,624		(415,953)			– 0	–		– 0	–	160,671
Barclays Bank PLC	347,019		– 0	–		– 0	–		– 0	–	347,019
Brown Brothers Harriman & Co.	164,826		(164,826)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	8,037		(410)			– 0	–		– 0	–	7,627
JPMorgan Chase Bank, NA	125,475		(30,235)			– 0	–		– 0	–	95,240
Morgan Stanley Capital Services LLC	35,199		(3,953)			– 0	–		– 0	–	31,246
UBS AG	3,300,042		(28,134)			– 0	–		– 0	–	3,271,908

Total	$4,566,030		$(643,511)		$	– 0	–	$	– 0	–	$3,922,519	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio,

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as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$15,227,466	$8,781,178	$7,260,108	$105,876	$15,837	$727

*	As of June 30, 2023.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended June 30, 2023		Year Ended June 30, 2022		Year Ended June 30, 2023		Year Ended June 30, 2022

Class A
Shares sold	160,426		73,360		$1,852,793		$964,242

Shares issued in reinvestment of dividends	– 0	–	374		– 0	–	5,089

Shares converted from Class C	436		– 0	–	5,539		– 0	–

Shares redeemed	(241,254)		(373,365)		(2,683,208)		(5,037,756)

Net decrease	(80,392)		(299,631)		$(824,876)		$(4,068,425)

Class C
Shares sold	4,521		5,847		$50,199		$75,481

Shares converted to Class A	(447)		– 0	–	(5,539)		– 0	–

Shares redeemed	(7,239)		(5,977)		(84,062)		(78,930)

Net decrease	(3,165)		(130)		$(39,402)		$(3,449)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended June 30, 2023		Year Ended June 30, 2022	Year Ended June 30, 2023		Year Ended June 30, 2022

Advisor Class
Shares sold	12,082,903		10,553,143	$141,898,529		$140,219,714

Shares issued in reinvestment of dividends	– 0	–	202,090	– 0	–	2,762,564

Shares redeemed	(10,326,401)		(8,452,761)	(121,633,519)		(110,494,887)

Net increase	1,756,502		2,302,472	$20,265,010		$32,487,391

Class Z
Shares sold	3,060		960	$38,930		$13,178

Shares issued in reinvestment of dividends	– 0	–	4	– 0	–	60

Shares redeemed	(40)		(701)	(488)		(9,593)

Net increase	3,020		263	$38,442		$3,645

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023			2022
Distributions paid from:
Ordinary income	$	– 0	–	$3,484,498

Total taxable distributions paid	$	– 0	–	$3,484,498

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,213,851
Accumulated capital and other losses	(27,544,068	)(a)
Unrealized appreciation (depreciation)	79,637,911	(b)

Total accumulated earnings (deficit)	$63,307,694

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $27,544,068.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund had a net short-term capital loss carryforward of $27,544,068, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and taxable overdistributions resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

At a meeting held on May 2-4, 2023, the Adviser recommended and the Board approved certain changes to the Fund, including changes to the Fund’s name and principal investment strategies. The Fund’s name was changed to “AB International Low Volatility Equity Portfolio”. The Fund’s investment strategies were modified to reflect that the Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of non-U.S. companies, and in companies in at least three countries other than the United States. These changes were effective as of July 5, 2023.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.36	$ 13.36	$ 11.05	$ 11.70	$ 12.04

Income From Investment Operations

Net investment income(a)(b)	.26	.21	.17	.25	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05	(2.18)	2.33	(.74)	(.33)

Net increase (decrease) in net asset value from operations	1.31	(1.97)	2.50	(.49)	(.06)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.03)	(.19)	(.16)	(.16)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	– 0	–	(.03)	(.19)	(.16)	(.28)

Net asset value, end of period	$ 12.67	$ 11.36	$ 13.36	$ 11.05	$ 11.70

Total Return

Total investment return based on net asset value(c)	11.53%	(14.79)%	22.81%	(4.33)%	(.28)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,741	$6,062	$11,136	$9,439	$1,344

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00%	.99%	1.04%	1.19%	1.20%

Expenses, before waivers/reimbursements	1.01%	.99%	1.04%	1.27%	1.51%

Net investment income(b)	2.19%	1.55%	1.39%	2.31%	2.38%

Portfolio turnover rate	42%	35%	35%	39%	51%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.16	$ 13.20	$ 10.91	$ 11.60	$ 11.95

Income From Investment Operations

Net investment income(a)(b)	.16	.14	.09	.06	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.03	(2.18)	2.29	(.63)	(.32)

Net increase (decrease) in net asset value from operations	1.19	(2.04)	2.38	(.57)	(.14)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.09)	(.12)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	– 0	–	– 0	–	(.09)	(.12)	(.21)

Net asset value, end of period	$ 12.35	$ 11.16	$ 13.20	$ 10.91	$ 11.60

Total Return

Total investment return based on net asset value(c)	10.66%	(15.45)%	21.89%	(5.01)%	(1.00)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$233	$246	$292	$190	$218

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.74%	1.75%	1.79%	1.95%	1.95%

Expenses, before waivers/reimbursements	1.78%	1.76%	1.81%	2.00%	2.28%

Net investment income(b)	1.38%	1.06%	.73%	.55%	1.56%

Portfolio turnover rate	42%	35%	35%	39%	51%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.43	$ 13.46	$ 11.10	$ 11.74	$ 12.06

Income From Investment Operations

Net investment income(a)(b)	.30	.26	.21	.20	.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05	(2.22)	2.35	(.67)	(.34)

Net increase (decrease) in net asset value from operations	1.35	(1.96)	2.56	(.47)	(.02)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.07)	(.20)	(.17)	(.18)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	– 0	–	(.07)	(.20)	(.17)	(.30)

Net asset value, end of period	$ 12.78	$ 11.43	$ 13.46	$ 11.10	$ 11.74

Total Return

Total investment return based on net asset value(c)	11.81%	(14.66)%	23.26%	(4.14)%	.06%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$675,542	$584,252	$656,592	$436,143	$201,875

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75%	.74%	.78%	.95%	.95%

Expenses, before waivers/reimbursements	.76%	.75%	.79%	.99%	1.26%

Net investment income(b)	2.51%	1.96%	1.70%	1.74%	2.80%

Portfolio turnover rate	42%	35%	35%	39%	51%

See footnote summary on page 46.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended June 30,			November 20, 2019(d) to June 30, 2020
	2023	2022	2021

Net asset value, beginning of period	$ 11.43	$ 13.45	$ 11.10	$ 12.09

Income From Investment Operations

Net investment income(a)(b)	.40	.26	.16	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.95	(2.21)	2.39	(.94)

Net increase (decrease) in net asset value from operations	1.35	(1.95)	2.55	(.82)

Less: Dividends

Dividends from net investment income	– 0 –	(.07)	(.20)	(.17)

Net asset value, end of period	$ 12.78	$ 11.43	$ 13.45	$ 11.10

Total Return

Total investment return based on net asset value(c)	11.81%	(14.60)%	23.17%	(6.91)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54	$13	$12	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75%	.74%	.79%	.93	%(e)

Expenses, before waivers/reimbursements	.76%	.74%	.80%	.97	%(e)

Net investment income(b)	3.27%	1.93%	1.35%	1.76	%(e)

Portfolio turnover rate	42%	35%	35%	39%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Commencement of distribution.

(e)	Annualized.

See notes to financial statements.

46 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB International Strategic Core Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Strategic Core Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 28, 2023

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Kent W. Hargis(2), Vice President Brian Holland(2), Vice President Sammy Suzuki(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Investment Team. Messrs. Hargis, Holland and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 49

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2015)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 51

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2015)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2015)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to 2023. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	76	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 81 (2015)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 55

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Kent W. Hargis 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018; Co-Chief Investment Officer – Strategic Core Equities since 2018.

Brian Holland 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Sammy Suzuki 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018; Head-Emerging Markets Equities and Co-Chief Investment Officer – Strategic Core Equities.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAl”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Strategic Core Portfolio (the “Fund”)1 at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

[1]	Effective July 5, 2023, the Fund changed its name to AB International Low Volatility Equity Portfolio.

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their

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review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ISCP-0151-0623

JUN    06.30.23

ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 1

ANNUAL REPORT

August 7, 2023

This report provides management’s discussion of fund performance for the AB Select US Equity Portfolio for the annual reporting period ended June 30, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2023 (unaudited)

	6 Months	12 Months

AB SELECT US EQUITY PORTFOLIO

Class A Shares	10.91%	15.38%

Class C Shares	10.49%	14.49%

Advisor Class Shares[1]	11.02%	15.68%

Class R Shares[1]	10.76%	15.00%

Class K Shares[1]	10.90%	15.38%

Class I Shares[1]	11.07%	15.72%

S&P 500 Index	16.89%	19.59%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2023.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. From a sector selection perspective, an underweight to technology, the Fund’s transactional cash balance and an overweight to energy detracted, relative to the benchmark, while an underweight to real estate and utilities, and an overweight to industrials contributed. Security selection within industrials, health care and energy detracted from returns, while selection within technology, consumer staples and consumer discretionary contributed.

During the six-month period, all share classes underperformed the benchmark, before sales charges. From a sector selection perspective, an underweight to technology, and an overweight to energy and financials

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detracted, while an underweight to real estate, utilities and materials contributed. Security selection within industrials, consumer discretionary and materials detracted, while selection within technology, consumer staples and communication services contributed.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended June 30, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled and the US government raised the possibility of new restrictions on artificial intelligence (AI) chip exports to China. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value. Growth stocks—led by US technology companies that had been pressured by rising interest rates throughout most of 2022—continued to rebound on speculation that the Fed might soon end its rate hike cycle and on optimism over revenue growth linked to the development of AI technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractive risk-adjusted returns from a flexible approach unconstrained by investment style, with an intense focus on downside risk. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this policy, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

The Adviser selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that

(continued on next page)

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are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also invest in securities of small-capitalization companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/30/2013 TO 6/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Equity Portfolio Class A shares (from 6/30/2013 to 6/30/2023) as compared with the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	15.38%	10.44%

5 Years	11.41%	10.44%

10 Years	11.78%	11.30%

CLASS C SHARES

1 Year	14.49%	13.49%

5 Years	10.57%	10.57%

10 Years[1]	10.95%	10.95%

ADVISOR CLASS SHARES[2]

1 Year	15.68%	15.68%

5 Years	11.67%	11.67%

10 Years	12.07%	12.07%

CLASS R SHARES[2]

1 Year	15.00%	15.00%

5 Years	11.08%	11.08%

10 Years	11.47%	11.47%

CLASS K SHARES[2]

1 Year	15.38%	15.38%

5 Years	11.35%	11.35%

10 Years	11.71%	11.71%

CLASS I SHARES[2]

1 Year	15.72%	15.72%

5 Years	11.69%	11.69%

10 Years	12.07%	12.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.47%, 2.22%, 1.22%, 1.97%, 1.65% and 1.22% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 1.80% and 1.55% for Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated prior to October 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	10.44%

5 Years	10.44%

10 Years	11.30%

CLASS C SHARES

1 Year	13.49%

5 Years	10.57%

10 Years[1]	10.95%

ADVISOR CLASS SHARES[2]

1 Year	15.68%

5 Years	11.67%

10 Years	12.07%

CLASS R SHARES[2]

1 Year	15.00%

5 Years	11.08%

10 Years	11.47%

CLASS K SHARES[2]

1 Year	15.38%

5 Years	11.35%

10 Years	11.71%

CLASS I SHARES[2]

1 Year	15.72%

5 Years	11.69%

10 Years	12.07%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,109.10	$8.11	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%
Class C
Actual	$1,000	$1,104.90	$12.00	2.30%
Hypothetical**	$1,000	$1,013.39	$11.48	2.30%
Advisor Class
Actual	$1,000	$1,110.20	$6.80	1.30%
Hypothetical**	$1,000	$1,018.35	$6.51	1.30%
Class R
Actual	$1,000	$1,107.60	$9.41	1.80%
Hypothetical**	$1,000	$1,015.87	$9.00	1.80%
Class K
Actual	$1,000	$1,109.00	$8.11	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%
Class I
Actual	$1,000	$1,110.70	$6.80	1.30%
Hypothetical**	$1,000	$1,018.35	$6.51	1.30%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $220.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Apple, Inc.	$15,916,014	7.2%

Microsoft Corp.	14,181,448	6.4

Berkshire Hathaway, Inc. – Class B	10,076,550	4.6

Amazon.com, Inc.	6,877,924	3.1

Honeywell International, Inc.	6,570,488	3.0

Meta Platforms, Inc. – Class A	6,529,656	3.0

Alphabet, Inc. – Class A	6,297,896	2.9

Johnson & Johnson	5,979,907	2.7

PepsiCo, Inc.	5,417,685	2.5

Visa, Inc. – Class A	5,415,969	2.5

	$83,263,537	37.9%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

June 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Information Technology – 23.4%
Communications Equipment – 1.0%
Motorola Solutions, Inc.	7,693	$2,256,203

Semiconductors & Semiconductor Equipment – 6.2%
Advanced Micro Devices, Inc.(a)	8,363	952,629
Broadcom, Inc.	3,778	3,277,151
NVIDIA Corp.	12,336	5,218,375
NXP Semiconductors NV	17,550	3,592,134
QUALCOMM, Inc.	5,035	599,366

		13,639,655

Software – 8.9%
Adobe, Inc.(a)	4,189	2,048,379
Microsoft Corp.	41,644	14,181,448
Oracle Corp.	28,313	3,371,795

		19,601,622

Technology Hardware, Storage & Peripherals – 7.3%
Apple, Inc.	82,420	15,916,014

		51,413,494

Financials – 14.1%
Banks – 3.8%
Fifth Third Bancorp	40,586	1,063,759
JPMorgan Chase & Co.	24,433	3,553,536
Wells Fargo & Co.	89,443	3,817,427

		8,434,722

Capital Markets – 1.9%
Charles Schwab Corp. (The)	16,619	941,965
Goldman Sachs Group, Inc. (The)	3,289	1,060,834
Jefferies Financial Group, Inc.	63,603	2,109,711

		4,112,510

Consumer Finance – 0.7%
American Express Co.	6,792	1,463,977

Financial Services – 7.0%
Berkshire Hathaway, Inc. – Class B(a)	30,442	10,076,550
Visa, Inc. – Class A	22,806	5,415,969

		15,492,519

Insurance – 0.7%
Progressive Corp. (The)	10,824	1,432,773

		30,936,501

Health Care – 14.0%
Health Care Equipment & Supplies – 1.8%
Abbott Laboratories	24,702	2,693,012

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Stryker Corp.	4,113	$1,254,835

		3,947,847

Health Care Providers & Services – 5.0%
HCA Healthcare, Inc.	16,636	5,048,693
Humana, Inc.	3,290	1,471,058
UnitedHealth Group, Inc.	9,209	4,426,214

		10,945,965

Life Sciences Tools & Services – 1.0%
Thermo Fisher Scientific, Inc.	4,471	2,332,744

Pharmaceuticals – 6.2%
Eli Lilly & Co.	4,951	2,321,920
Johnson & Johnson	36,128	5,979,907
Merck & Co., Inc.	37,195	4,291,931
Pfizer, Inc.	28,662	1,051,322

		13,645,080

		30,871,636

Industrials – 12.6%
Aerospace & Defense – 3.4%
Boeing Co. (The)(a)	7,624	1,609,884
Northrop Grumman Corp.	3,854	1,756,653
Raytheon Technologies Corp.	42,809	4,193,570

		7,560,107

Building Products – 0.5%
Masco Corp.	17,480	1,003,002

Commercial Services & Supplies – 0.7%
Republic Services, Inc.	10,428	1,597,257

Ground Transportation – 3.7%
CSX Corp.	88,041	3,002,198
Norfolk Southern Corp.	10,176	2,307,510
Union Pacific Corp.	14,023	2,869,386

		8,179,094

Industrial Conglomerates – 3.0%
Honeywell International, Inc.	31,665	6,570,488

Machinery – 1.3%
Deere & Co.	3,915	1,586,319
Parker-Hannifin Corp.	3,237	1,262,559

		2,848,878

		27,758,826

Communication Services – 8.5%
Diversified Telecommunication Services – 0.9%
Comcast Corp. – Class A	29,707	1,234,326
Deutsche Telekom AG (REG)	36,728	801,350

		2,035,676

14 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 1.2%
Netflix, Inc.(a)	4,159	$1,831,998
Walt Disney Co. (The)(a)	8,813	786,825

		2,618,823

Interactive Media & Services – 5.8%
Alphabet, Inc. – Class A(a)	52,614	6,297,896
Meta Platforms, Inc. – Class A(a)	22,753	6,529,656

		12,827,552

Wireless Telecommunication Services – 0.6%
T-Mobile US, Inc.(a)	9,461	1,314,133

		18,796,184

Consumer Discretionary – 7.8%
Broadline Retail – 3.1%
Amazon.com, Inc.(a)	52,761	6,877,924

Hotels, Restaurants & Leisure – 3.1%
Booking Holdings, Inc.(a)	1,446	3,904,677
McDonald’s Corp.	9,841	2,936,653

		6,841,330

Specialty Retail – 1.6%
Home Depot, Inc. (The)	11,296	3,508,989

		17,228,243

Consumer Staples – 7.2%
Beverages – 2.4%
PepsiCo, Inc.	29,250	5,417,685

Consumer Staples Distribution & Retail – 2.2%
Costco Wholesale Corp.	2,902	1,562,379
Kroger Co. (The)	16,156	759,332
Walmart, Inc.	15,760	2,477,157

		4,798,868

Food Products – 0.7%
Mondelez International, Inc. – Class A	20,376	1,486,225

Household Products – 1.9%
Procter & Gamble Co. (The)	27,187	4,125,355

		15,828,133

Energy – 6.9%
Energy Equipment & Services – 0.4%
Schlumberger NV	15,455	759,150

Oil, Gas & Consumable Fuels – 6.5%
Chevron Corp.	24,131	3,797,013
EOG Resources, Inc.	31,021	3,550,043
Exxon Mobil Corp.	46,351	4,971,145

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Occidental Petroleum Corp.		34,978	$2,056,706

			14,374,907

			15,134,057

Utilities – 2.1%
Electric Utilities – 2.1%
NextEra Energy, Inc.		10,908	809,374
PPL Corp.		145,216	3,842,415

			4,651,789

Materials – 1.0%
Chemicals – 0.5%
FMC Corp.		11,144	1,162,765

Metals & Mining – 0.5%
Freeport-McMoRan, Inc.		18,670	746,800
Glencore PLC		61,898	350,955

			1,097,755

			2,260,520

Total Common Stocks (cost $143,489,238)			214,879,383

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(b)(c)(d) (cost $5,719,127)		5,719,127	5,719,127

		Principal Amount (000)
Time Deposits – 0.1%
Citibank, London 2.37%, 07/03/2023	EUR	23	25,422
Hong Kong & Shanghai Bank, Hong Kong 3.47%, 07/03/2023	HKD	154	19,670
Royal Bank of Canada, Toronto 3.54%, 07/04/2023	CAD	5	4,032
SEB, Stockholm 3.92%, 07/03/2023	GBP	179	227,277

16 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sumitomo, Tokyo (0.37)%, 07/03/2023	JPY	1,515	$10,498

Total Time Deposits (cost $286,899)			286,899

Total Short-Term Investments (cost $6,006,026)			6,006,026

Total Investments – 100.3% (cost $149,495,264)			220,885,409
Other assets less liabilities – (0.3)%			(741,563)

Net Assets – 100.0%			$220,143,846

(a)	Non-income producing security.

(b)	The rate shown represents the 7-day yield as of period end.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

Glossary:

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

June 30, 2023

Assets
Investments in securities, at value Unaffiliated issuers (cost $143,776,137)	$215,166,282
Affiliated issuers (cost $5,719,127)	5,719,127
Foreign currencies, at value (cost $877)	888
Receivable for investment securities sold and foreign currency transactions	1,386,745
Receivable for capital stock sold	286,961
Unaffiliated dividends receivable	139,568
Affiliated dividends receivable	18,604

Total assets	222,718,175

Liabilities
Due to Custodian	21
Payable for investment securities purchased	1,938,472
Payable for capital stock redeemed	241,073
Advisory fee payable	176,820
Administrative fee payable	21,239
Distribution fee payable	12,994
Transfer Agent fee payable	4,526
Accrued expenses	179,184

Total liabilities	2,574,329

Net Assets	$220,143,846

Composition of Net Assets
Capital stock, at par	$1,229
Additional paid-in capital	159,953,664
Distributable earnings	60,188,953

$220,143,846

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$24,574,207	1,365,757	$17.99	*

C	$8,302,630	521,917	$15.91

Advisor	$179,437,519	9,952,340	$18.03

R	$3,047,020	178,272	$17.09

K	$1,041,152	58,835	$17.70

I	$3,741,318	210,720	$17.75

*	The maximum offering price per share for Class A shares was $18.79, which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended June 30, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,586)	$3,449,767
Affiliated issuers	200,013
Interest	4,643
Securities lending income	48
Other income	2,330	$3,656,801

Expenses
Advisory fee (see Note B)	2,126,439
Distribution fee—Class A	55,914
Distribution fee—Class C	81,431
Distribution fee—Class R	9,717
Distribution fee—Class K	2,615
Transfer agency—Class A	8,297
Transfer agency—Class C	3,479
Transfer agency—Advisor Class	64,245
Transfer agency—Class R	3,794
Transfer agency—Class K	2,275
Transfer agency—Class I	1,407
Custody and accounting	120,071
Registration fees	98,916
Administrative	87,360
Audit and tax	72,835
Legal	39,402
Printing	21,663
Directors’ fees	19,914
Miscellaneous	22,465

Total expenses	2,842,239
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(7,856)

Less: expenses waived and reimbursed by the Distributor (see Note C)	(1,943)

Net expenses		2,832,440

Net investment income		824,361

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,580,217
Foreign currency transactions		(12,691)
Net change in unrealized appreciation on:
Investments		27,576,190
Foreign currency denominated assets and liabilities		15,848

Net gain on investment and foreign currency transactions		29,159,564

Contributions from Affiliates (see Note B)		494

Net Increase in Net Assets from Operations		$29,984,419

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$824,361	$578,938
Net realized gain on investment and foreign currency transactions	1,567,526	22,064,113
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	27,592,038	(41,355,717)
Contributions from Affiliates (see Note B)	494	– 0	–

Net increase (decrease) in net assets from operations	29,984,419	(18,712,666)
Distributions to Shareholders
Class A	(1,334,256)	(4,092,213)
Class C	(562,346)	(1,967,369)
Advisor Class	(10,451,005)	(37,427,860)
Class R	(166,354)	(9,260)
Class K	(62,224)	(260,189)
Class I	(239,806)	(1,146,107)
Capital Stock Transactions
Net increase (decrease)	(5,989,120)	55,805,766

Total increase (decrease)	11,179,308	(7,809,898)
Net Assets
Beginning of period	208,964,538	216,774,436

End of period	$220,143,846	$208,964,538

See notes to financial statements.

20 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible,

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as

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NOTES TO FINANCIAL STATEMENTS (continued)

deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2023:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$51,413,494		$	– 0	–	$	– 0	–	$51,413,494
Financials	30,936,501			– 0	–		– 0	–	30,936,501
Health Care	30,871,636			– 0	–		– 0	–	30,871,636
Industrials	27,758,826			– 0	–		– 0	–	27,758,826
Communication Services	17,994,834			801,350			– 0	–	18,796,184
Consumer Discretionary	17,228,243			– 0	–		– 0	–	17,228,243
Consumer Staples	15,828,133			– 0	–		– 0	–	15,828,133
Energy	15,134,057			– 0	–		– 0	–	15,134,057
Utilities	4,651,789			– 0	–		– 0	–	4,651,789
Materials	1,909,565			350,955			– 0	–	2,260,520
Short-Term Investments:
Investment Companies	5,719,127			– 0	–		– 0	–	5,719,127
Times Deposits	– 0	–		286,899			– 0	–	286,899

Total Investments in Securities	219,446,205			1,439,204			– 0	–	220,885,409
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$219,446,205			$1,439,204		$	– 0	–	$220,885,409

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2023, such reimbursements/waivers amounted to $2,170. The Expense Caps may not be terminated before October 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2023, the reimbursement for such services amounted to $87,360.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $32,292 for the year ended June 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,281 from the sale of Class A shares and received $83 and $4,995 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2023, such waiver amounted to $5,684.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2023 is as follows:

Fund	Market Value 6/30/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/23 (000)		Dividend Income (000)
Government Money Market Portfolio	$6,757		$105,465	$106,503	$5,719		$200
Government Money Market Portfolio*	– 0	–	2,454	2,454	– 0	–	0	**

Total					$5,719		$200

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended June 30, 2023, the Adviser reimbursed the Fund $494 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. As of November 1, 2021, with respect to Class R, payments to the Distributor are voluntarily being limited to .40% of the average net assets attributable to Class R. For the year ended June 30, 2023, such waiver amounted to $1,943. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $129,042, $4,323 and $3,215 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$424,543,358		$440,804,318
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$162,569,106

Gross unrealized appreciation	$72,050,809
Gross unrealized depreciation	(13,734,506)

Net unrealized appreciation	$58,316,303

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended June 30, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives

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NOTES TO FINANCIAL STATEMENTS (continued)

non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2023 is as follows:

											Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers		Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$0	**	$48	$2

*	As of June 30, 2023.

**	Amount is less than $1.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Class A
Shares sold	385,825	300,184	$6,444,562	$5,933,192

Shares issued in reinvestment of dividends and distributions	76,165	186,375	1,247,584	3,679,042

Shares converted from Class C	50,404	88,379	856,259	1,859,426

Shares redeemed	(346,321)	(221,004)	(5,852,877)	(4,359,660)

Net increase	166,073	353,934	$2,695,528	$7,112,000

Class C
Shares sold	164,383	125,190	$2,482,575	$2,232,432

Shares issued in reinvestment of distributions	34,024	99,213	495,053	1,761,040

Shares converted to Class A	(56,686)	(97,349)	(856,259)	(1,859,426)

Shares redeemed	(134,392)	(65,605)	(2,014,514)	(1,145,007)

Net increase	7,329	61,449	$106,855	$989,039

Advisor Class
Shares sold	1,739,624	1,801,515	$29,824,643	$33,926,672

Shares issued in reinvestment of dividends and distributions	435,669	1,747,540	7,144,971	34,513,913

Shares redeemed	(2,848,076)	(1,069,684)	(47,760,947)	(21,023,894)

Net increase (decrease)	(672,783)	2,479,371	$(10,791,333)	$47,416,691

Class R
Shares sold	163,421	7,334	$2,533,901	$116,360

Shares issued in reinvestment of dividends and distributions	10,640	375	165,877	7,091

Shares redeemed	(4,119)	(1,866)	(64,452)	(34,548)

Net increase	169,942	5,843	$2,635,326	$88,903

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended June 30, 2023		Year Ended June 30, 2022	Year Ended June 30, 2023			Year Ended June 30, 2022

Class K
Shares sold	33,181		22,657		$537,082		$423,057

Shares issued in reinvestment of distributions	3,860		13,405		62,224		260,187

Shares redeemed	(58,821)		(19,198)		(967,771)		(408,246)

Net increase (decrease)	(21,780)		16,864		$(368,465)		$274,998

Class I
Shares sold	– 0	–	2,507	$	– 0	–	$45,558

Shares issued in reinvestment of dividends and distributions	14,849		58,865		239,806		1,146,105

Shares redeemed	(31,412)		(76,200)		(506,837)		(1,267,528)

Net decrease	(16,563)		(14,828)		$(267,031)		$(75,865)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high

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rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

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The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$866,023	$21,460,603
Net long-term capital gains	11,949,968	23,442,395

Total taxable distributions paid	$12,815,991	$44,902,998

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$330,573
Undistributed capital gains	1,541,487
Unrealized appreciation (depreciation)	58,316,893	(a)

Total accumulated earnings (deficit)	$60,188,953

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and contributions from the Adviser resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Effective August 1, 2023, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .50% of the Fund’s average daily net assets attributable to Class R shares.

In addition, effective November 1, 2023, the Expense Caps will be revised to 1.50%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

The Adviser has voluntarily agreed, effective October 1, 2023, to waive the advisory fee by an amount equal to .05% of the Fund’s daily average net assets.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

36 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 16.56	$ 22.32	$ 16.19	$ 16.81	$ 17.15

Income From Investment Operations

Net investment income (loss)(a)(b)	.03	.02	(.03)	.05	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	(1.06)	6.76	.68	1.32

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.45	(1.04)	6.73	.73	1.37

Less: Dividends and Distributions

Dividends from net investment income	(.04)	– 0	–	– 0	–	(.07)	(.05)

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions	(1.02)	(4.72)	(.60)	(1.35)	(1.71)

Net asset value, end of period	$ 17.99	$ 16.56	$ 22.32	$ 16.19	$ 16.81

Total Return

Total investment return based on net asset value(d)*	15.38%	(8.03)%	42.31%	4.18%	9.08%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$24,574	$19,869	$18,875	$11,699	$10,765

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.51%	1.47%	1.51%	1.53%	1.50%

Expenses, before waivers/reimbursements†	1.52%	1.47%	1.51%	1.53%	1.50%

Net investment income (loss)(b)	.20%	.08%	(.13)%	.28%	.28%

Portfolio turnover rate	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 43.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 14.83	$ 20.57	$ 15.07	$ 15.78	$ 16.28

Income From Investment Operations

Net investment loss(a)(b)	(.08)	(.13)	(.16)	(.07)	(.07)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.14	(.89)	6.26	.64	1.23

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.06	(1.02)	6.10	.57	1.16

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Net asset value, end of period	$ 15.91	$ 14.83	$ 20.57	$ 15.07	$ 15.78

Total Return

Total investment return based on net asset value(d)*	14.49%	(8.69)%	41.25%	3.36%	8.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,303	$7,629	$9,319	$8,437	$11,463

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	2.27%	2.22%	2.26%	2.27%	2.25%

Expenses, before waivers/reimbursements†	2.27%	2.22%	2.27%	2.28%	2.25%

Net investment loss(b)	(.55)%	(.68)%	(.88)%	(.45)%	(.47)%

Portfolio turnover rate	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 43.

38 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 16.59	$ 22.32	$ 16.17	$ 16.78	$ 17.14

Income From Investment Operations

Net investment income(a)(b)	.08	.07	.03	.09	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	(1.07)	6.74	.69	1.31

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.50	(1.00)	6.77	.78	1.40

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.01)	(.02)	(.11)	(.10)

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions	(1.06)	(4.73)	(.62)	(1.39)	(1.76)

Net asset value, end of period	$ 18.03	$ 16.59	$ 22.32	$ 16.17	$ 16.78

Total Return

Total investment return based on net asset value(d)*	15.68%	(7.82)%	42.63%	4.44%	9.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$179,438	$176,306	$181,782	$172,643	$196,566

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.26%	1.22%	1.26%	1.27%	1.25%

Expenses, before waivers/reimbursements†	1.26%	1.22%	1.26%	1.27%	1.25%

Net investment income(b)	.46%	.33%	.13%	.54%	.53%

Portfolio turnover rate	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 43.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 15.85	$ 21.60	$ 15.73	$ 16.37	$ 16.76

Income From Investment Operations

Net investment income (loss)(a)(b) . .	(.01)	(.05)	(.08)	.00	(c)	(.00	)(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.29	(.98)	6.55	.67	1.28

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.28	(1.03)	6.47	.67	1.28

Less: Dividends and Distributions

Dividends from net investment income	(.06)	– 0	–	– 0	–	(.03)	(.01)

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions	(1.04)	(4.72)	(.60)	(1.31)	(1.67)

Net asset value, end of period	$ 17.09	$ 15.85	$ 21.60	$ 15.73	$ 16.37

Total Return

Total investment return based on net asset value(d)*	15.00%	(8.32)%	41.95%	3.87%	8.77%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,047	$132	$54	$23	$19

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.80%	1.80%	1.80%	1.80%	1.78%

Expenses, before waivers/reimbursements†	1.94%	1.97%	1.88%	1.86%	1.78%

Net investment income (loss)(b)	(.06)%	(.26)%	(.43)%	.01%	(.02)%

Portfolio turnover rate	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 43.

40 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 16.27	$ 22.02	$ 15.99	$ 16.59	$ 16.92

Income From Investment Operations

Net investment income (loss)(a)(b) .	.02	(.00	)(c)	(.03)	.04	.03

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.39	(1.03)	6.66	.68	1.30

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.41	(1.03)	6.63	.72	1.33

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions	(.98)	(4.72)	(.60)	(1.32)	(1.66)

Net asset value, end of period	$ 17.70	$ 16.27	$ 22.02	$ 15.99	$ 16.59

Total Return

Total investment return based on net asset value(d)*	15.38%	(8.15)%	42.28%	4.16%	8.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,041	$1,312	$1,404	$1,028	$875

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.55%	1.55%	1.55%	1.55%	1.55%

Expenses, before waivers/reimbursements†	1.69%	1.65%	1.69%	1.70%	1.66%

Net investment income (loss)(b) .	.14%	(.00	)%(c)	(.17)%	.26%	.18%

Portfolio turnover rate	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 43.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 16.35	$ 22.06	$ 15.99	$ 16.60	$ 16.97

Income From Investment Operations

Net investment income(a)(b)	.08	.06	.02	.09	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.38	(1.04)	6.67	.68	1.30

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.46	(.98)	6.69	.77	1.39

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.01)	(.02)	(.10)	(.10)

Distributions from net realized gain on investment and foreign currency transactions	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions .	(1.06)	(4.73)	(.62)	(1.38)	(1.76)

Net asset value, end of period	$ 17.75	$ 16.35	$ 22.06	$ 15.99	$ 16.60

Total Return

Total investment return based on net asset value(d)*	15.72%	(7.82)%	42.62%	4.45%	9.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,741	$3,717	$5,340	$4,244	$5,401

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.26%	1.21%	1.26%	1.26%	1.23%

Expenses, before waivers/reimbursements†	1.26%	1.22%	1.26%	1.27%	1.24%

Net investment income(b)	.45%	.32%	.13%	.56%	.55%

Portfolio turnover rate	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 43.

42 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

*

Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended June 30, 2022 and June 30, 2020 by 0.02% and 0.03%, respectively.

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AB Select US Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Select US Equity Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

44 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 28, 2023

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 45

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2023. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. The Fund designates $11,949,968 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

46 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 47

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	76	None

48 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,# Chairman of the Board 71 (2011)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,# 79 (2011)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

50 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 75 (2011)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	76	None

Jeanette W. Loeb,# 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to 2023. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	76	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 51

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 81 (2011)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 53

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Kurt A. Feuerman 67	Vice President	Senior Vice President and Chief Investment Officer, Select US Equity Portfolios of the Adviser**, with which he has been associated since prior to 2018.

Anthony Nappo 51	Vice President	Senior Vice President, and Co-Chief Investment Officer – Select US Equity Portfolios of the Adviser**, since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 55

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 57

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 59

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund

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by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 61

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 63

NOTES

64 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUE-0151-0623

JUN    06.30.23

ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 1

ANNUAL REPORT

August 7, 2023

This report provides management’s discussion of fund performance for the AB Select US Long/Short Portfolio for the annual reporting period ended June 30, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2023 (unaudited)

	6 Months	12 Months

AB SELECT US LONG/SHORT PORTFOLIO

Class A Shares	6.14%	6.20%

Class C Shares	5.79%	5.49%

Advisor Class Shares[1]	6.27%	6.49%

Class R Shares[1]	6.02%	5.99%

Class K Shares[1]	6.29%	6.43%

Class I Shares[1]	6.32%	6.54%

S&P 500 Index	16.89%	19.59%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2023.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 29% to 67%, ending the period at 67%. The Fund’s below-market exposure led to underperformance, relative to the fully invested benchmark. Security selection within the Fund’s long holdings detracted from absolute returns, while selection within the Fund’s short holdings contributed. Within the Fund’s long holdings, selection within consumer discretionary, health care and energy detracted, while selection within technology, consumer staples and communication services contributed. Within the Fund’s short holdings, selection within real estate and consumer discretionary contributed, while selection within industrials and utilities detracted.

During the six-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 43% to 67%, ending the period at 67%. The Fund’s below-market exposure led to underperformance, relative to the fully invested bench-

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mark. Security selection within the Fund’s long holdings detracted from absolute returns, while selection within the Fund’s short holdings contributed. Within the Fund’s long holdings, selection within health care, financials and energy detracted, while selection within technology, communication services and consumer discretionary contributed. Within the Fund’s short holdings, the Fund’s market hedges contributed, while selection within financials, industrials and utilities detracted.

The Fund used derivatives in the form of futures and total return swaps for hedging purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended June 30, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled and the US government raised the possibility of new restrictions on artificial intelligence (AI) chip exports to China. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value. Growth stocks—led by US technology companies that had been pressured by rising interest rates throughout most of 2022—continued to rebound on speculation that the Fed might soon end its rate hike cycle and on optimism over revenue growth linked to the development of AI technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on absolute returns, using a flexible approach to participate in market upside while seeking to mitigate the downside. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

(continued on next page)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 3

The Adviser selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and

(continued on next page)

4 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

6 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/30/2013 TO 6/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Long/Short Portfolio Class A shares (from 6/30/2013 to 6/30/2023) as compared with the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

8 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE RETURNS AS OF JUNE 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.20%	1.71%

5 Years	6.69%	5.77%

10 Years	6.46%	6.00%

CLASS C SHARES

1 Year	5.49%	4.51%

5 Years	5.90%	5.90%

10 Years[1]	5.68%	5.68%

ADVISOR CLASS SHARES[2]

1 Year	6.49%	6.49%

5 Years	6.97%	6.97%

10 Years	6.73%	6.73%

CLASS R SHARES[2]

1 Year	5.99%	5.99%

5 Years	6.43%	6.43%

10 Years	6.19%	6.19%

CLASS K SHARES[2]

1 Year	6.43%	6.43%

5 Years	6.80%	6.80%

10 Years	6.51%	6.51%

CLASS I SHARES[2]

1 Year	6.54%	6.54%

5 Years	7.00%	7.00%

10 Years	6.78%	6.78%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.89%, 2.64%, 1.64%, 2.22%, 1.86% and 1.60% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 2.15% for Class R shares. These waivers/reimbursements may not be terminated before October 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.71%

5 Years	5.77%

10 Years	6.00%

CLASS C SHARES

1 Year	4.51%

5 Years	5.90%

10 Years[1]	5.68%

ADVISOR CLASS SHARES[2]

1 Year	6.49%

5 Years	6.97%

10 Years	6.73%

CLASS R SHARES[2]

1 Year	5.99%

5 Years	6.43%

10 Years	6.19%

CLASS K SHARES[2]

1 Year	6.43%

5 Years	6.80%

10 Years	6.51%

CLASS I SHARES[2]

1 Year	6.54%

5 Years	7.00%

10 Years	6.78%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,061.40	$10.07	1.97%	$10.27	2.01%
Hypothetical**	$1,000	$1,015.03	$9.84	1.97%	$10.04	2.01%
Class C
Actual	$1,000	$1,057.90	$13.83	2.71%	$14.03	2.75%
Hypothetical**	$1,000	$1,011.36	$13.51	2.71%	$13.71	2.75%
Advisor Class
Actual	$1,000	$1,062.70	$8.75	1.71%	$8.95	1.75%
Hypothetical**	$1,000	$1,016.31	$8.55	1.71%	$8.75	1.75%
Class R
Actual	$1,000	$1,060.20	$11.34	2.22%	$11.54	2.26%
Hypothetical**	$1,000	$1,013.79	$11.08	2.22%	$11.28	2.26%
Class K
Actual	$1,000	$1,062.90	$9.46	1.85%	$9.67	1.89%
Hypothetical**	$1,000	$1,015.62	$9.25	1.85%	$9.44	1.89%
Class I
Actual	$1,000	$1,063.20	$8.49	1.66%	$8.70	1.70%
Hypothetical**	$1,000	$1,016.56	$8.30	1.66%	$8.50	1.70%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

June 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,453.8

SECTOR BREAKDOWN1

	Long	Short

Communication Services	6.3%	—%

Consumer Discretionary	5.8	(1.0)

Consumer Staples	5.3	—

Energy	5.1	—

Financials	10.4	(0.4)

Funds and Investment Trusts	—	(2.0)

Health Care	10.4	(0.2)

Industrials	9.6	(0.2)

Information Technology	17.5	(0.3)

Materials	0.7	(0.1)

Real Estate	—	(0.2)

Utilities	1.6	(0.2)

TEN LARGEST HOLDINGS1

Long		Short
Company		Company

Apple, Inc.	5.3%	iShares 20+ Year Treasury Bond ETF	(1.3)%

Microsoft Corp.	4.8	Invesco CurrencyShares Euro Currency Trust	(0.7)

Berkshire Hathaway, Inc. – Class B	3.4	NRG Energy, Inc.	(0.2)

Amazon.com, Inc.	2.3	T Rowe Price Group, Inc.	(0.1)

Honeywell International, Inc.	2.2	Cognizant Technology Solutions Corp. – Class A	(0.1)

Meta Platforms, Inc. – Class A	2.2	Ford Motor Co.	(0.1)

Alphabet, Inc. – Class A	2.1	Rivian Automotive, Inc. – Class A	(0.1)

Johnson & Johnson	2.0	GameStop Corp. – Class A	(0.1)

PepsiCo, Inc.	1.8	Mohawk Industries, Inc.	(0.1)

Visa, Inc. – Class A	1.8	Crocs, Inc.	(0.1)

1	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 72.7%
Information Technology – 17.5%
Communications Equipment – 0.7%
Motorola Solutions, Inc.	37,557	$11,014,717

Semiconductors & Semiconductor Equipment – 4.6%
Advanced Micro Devices, Inc.(a)	40,829	4,650,831
Broadcom, Inc.	18,444	15,998,879
NVIDIA Corp.	60,237	25,481,456
NXP Semiconductors NV	85,669	17,534,731
QUALCOMM, Inc.	24,579	2,925,884

		66,591,781

Software – 6.6%
Adobe, Inc.(a)	20,452	10,000,823
Microsoft Corp.(b)	203,291	69,228,717
Oracle Corp.(b)	138,212	16,459,667

		95,689,207

Technology Hardware, Storage & Peripherals – 5.6%
Apple, Inc.(b)	400,558	77,696,235
Epic Games, Inc.(a)(c)(d)	5,074	3,260,832

		80,957,067

		254,252,772

Financials – 10.4%
Banks – 2.8%
Fifth Third Bancorp	199,312	5,223,967
JPMorgan Chase & Co.	119,904	17,438,838
Wells Fargo & Co.(b)	438,509	18,715,564

		41,378,369

Capital Markets – 1.4%
Charles Schwab Corp. (The)	81,621	4,626,278
Goldman Sachs Group, Inc. (The)	16,176	5,217,407
Jefferies Financial Group, Inc.	312,214	10,356,139

		20,199,824

Consumer Finance – 0.5%
American Express Co.	41,227	7,181,743
Stripe, Inc.(a)(c)(d)	24,598	497,987

		7,679,730

Financial Services – 5.2%
Berkshire Hathaway, Inc. – Class B(a)	144,242	49,186,522
Visa, Inc. – Class A(b)	111,333	26,439,361

		75,625,883

Insurance – 0.5%
Progressive Corp. (The)	52,840	6,994,431

		151,878,237

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 10.4%
Health Care Equipment & Supplies – 1.3%
Abbott Laboratories	120,592	$13,146,940
Stryker Corp.	20,081	6,126,512

		19,273,452

Health Care Providers & Services – 3.7%
HCA Healthcare, Inc.	81,212	24,646,218
Humana, Inc.	16,064	7,182,696
UnitedHealth Group, Inc.	44,957	21,608,133

		53,437,047

Life Sciences Tools & Services – 0.8%
Thermo Fisher Scientific, Inc.	21,828	11,388,759

Pharmaceuticals – 4.6%
Eli Lilly & Co.	24,170	11,335,246
Johnson & Johnson(b)	176,369	29,192,597
Merck & Co., Inc.	181,576	20,952,055
Pfizer, Inc.(b)	140,862	5,166,818

		66,646,716

		150,745,974

Industrials – 9.6%
Aerospace & Defense – 2.5%
Boeing Co. (The)(a)	37,222	7,859,797
Northrop Grumman Corp.	18,816	8,576,333
Raytheon Technologies Corp.	208,977	20,471,387

		36,907,517

Building Products – 0.3%
Masco Corp.	85,341	4,896,867

Commercial Services & Supplies – 0.5%
Republic Services, Inc.	50,907	7,797,425

Construction & Engineering – 0.3%
WillScot Mobile Mini Holdings Corp.(a)	77,308	3,694,549

Ground Transportation – 2.8%
CSX Corp.	429,786	14,655,702
Norfolk Southern Corp.	49,680	11,265,437
Union Pacific Corp.	68,458	14,007,876

		39,929,015

Industrial Conglomerates – 2.2%
Honeywell International, Inc.	154,579	32,075,143

Machinery – 1.0%
Deere & Co.	19,113	7,744,397
Parker-Hannifin Corp.	15,804	6,164,192

		13,908,589

		139,209,105

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 6.3%
Diversified Telecommunication Services – 0.7%
Comcast Corp. – Class A	145,022	$6,025,664
Deutsche Telekom AG (REG)	179,285	3,911,730

		9,937,394

Entertainment – 0.9%
Netflix, Inc.(a)	20,303	8,943,269
Walt Disney Co. (The)(a)(b)	43,023	3,841,093

		12,784,362

Interactive Media & Services – 4.3%
Alphabet, Inc. – Class A(a)	256,851	30,745,065
Meta Platforms, Inc. – Class A(a)(b)	111,069	31,874,581

		62,619,646

Wireless Telecommunication Services – 0.4%
T-Mobile US, Inc.(a)	46,184	6,414,958

		91,756,360

Consumer Discretionary – 5.8%
Broadline Retail – 2.3%
Amazon.com, Inc.(a)(b)	257,565	33,576,173

Hotels, Restaurants & Leisure – 2.3%
Booking Holdings, Inc.(a)	7,065	19,077,831
McDonald’s Corp.	48,043	14,336,512

		33,414,343

Specialty Retail – 1.2%
Home Depot, Inc. (The)(b)	55,145	17,130,243

		84,120,759

Consumer Staples – 5.3%
Beverages – 1.8%
PepsiCo, Inc.	142,791	26,447,749

Consumer Staples Distribution & Retail – 1.6%
Costco Wholesale Corp.	14,168	7,627,768
Kroger Co. (The)	78,870	3,706,890
Walmart, Inc.	76,936	12,092,800

		23,427,458

Food Products – 0.5%
Mondelez International, Inc. – Class A	99,470	7,255,342

Household Products – 1.4%
Procter & Gamble Co. (The)	132,716	20,138,326

		77,268,875

Energy – 5.1%
Energy Equipment & Services – 0.3%
Schlumberger NV	75,448	3,706,006

16 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 4.8%
Chevron Corp.(b)	117,803	$18,536,302
EOG Resources, Inc.(b)	151,455	17,332,510
Exxon Mobil Corp.	226,272	24,267,672
Occidental Petroleum Corp.	170,754	10,040,335

		70,176,819

		73,882,825

Utilities – 1.6%
Electric Utilities – 1.6%
NextEra Energy, Inc.	53,249	3,951,076
PPL Corp.	708,893	18,757,309

		22,708,385

Materials – 0.7%
Chemicals – 0.4%
FMC Corp.	54,402	5,676,305

Metals & Mining – 0.3%
Freeport-McMoRan, Inc.	91,141	3,645,640
Glencore PLC	302,167	1,713,250

		5,358,890

		11,035,195

Total Common Stocks (cost $952,680,049)		1,056,858,487

WARRANTS – 0.0%
Financials – 0.0%
Financial Services – 0.0%
Pershing Square Holdings Ltd., – Class A, expiring 07/24/2025(a)(c)(d) (cost $52,400)	9,228	– 0	–

SHORT-TERM INVESTMENTS – 26.7%
Investment Companies – 26.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(e)(f)(g) (cost $388,786,685)	388,786,685	388,786,685

Total Investments Before Securities Sold Short – 99.4% (cost $1,341,519,134)		1,445,645,172

SECURITIES SOLD SHORT – (4.6)%
COMMON STOCKS – (2.6)%
Consumer Discretionary – (1.0)%
Automobiles – (0.3)%
Ford Motor Co.	(129,256)	(1,955,643)
Lucid Group, Inc.(a)	(138,924)	(957,187)
Rivian Automotive, Inc. – Class A(a)	(97,946)	(1,631,780)

		(4,544,610)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – (0.2)%
Airbnb, Inc. – Class A(a)	(6,136)	$(786,390)
Choice Hotels International, Inc.	(11,751)	(1,380,978)
Soho House & Co., Inc. – Class A(a)	(254,346)	(1,378,555)

		(3,545,923)

Household Durables – (0.1)%
Mohawk Industries, Inc.(a)	(14,763)	(1,522,951)

Specialty Retail – (0.3)%
Farfetch Ltd. – Class A(a)	(217,236)	(1,312,105)
GameStop Corp. – Class A(a)	(66,227)	(1,606,005)
Stitch Fix, Inc. – Class A(a)	(236,572)	(910,802)

		(3,828,912)

Textiles, Apparel & Luxury Goods – (0.1)%
Crocs, Inc.(a)	(13,052)	(1,467,567)

		(14,909,963)

Financials – (0.4)%
Capital Markets – (0.2)%
T Rowe Price Group, Inc.	(19,188)	(2,149,440)

Consumer Finance – 0.0%
SoFi Technologies, Inc.(a)	(82,142)	(685,064)

Financial Services – (0.1)%
Affirm Holdings, Inc.(a)	(51,278)	(786,092)
Western Union Co. (The)	(41,387)	(485,469)

		(1,271,561)

Insurance – (0.1)%
Lemonade, Inc.(a)	(75,449)	(1,271,316)

		(5,377,381)

Information Technology – (0.3)%
Electronic Equipment, Instruments & Components – (0.1)%
Amphenol Corp. – Class A	(12,420)	(1,055,079)
Keysight Technologies, Inc.(a)	(5,578)	(934,036)

		(1,989,115)

IT Services – (0.2)%
Cognizant Technology Solutions Corp. – Class A	(32,425)	(2,116,704)

		(4,105,819)

Real Estate – (0.2)%
Hotel & Resort REITs – 0.0%
Chatham Lodging Trust	(80,580)	(754,229)

Retail REITs – (0.1)%
Acadia Realty Trust	(60,798)	(874,883)
Agree Realty Corp.	(12,160)	(795,143)

		(1,670,026)

18 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialized REITs – (0.1)%
Digital Realty Trust, Inc.	(10,114)	$(1,151,681)

		(3,575,936)

Industrials – (0.2)%
Machinery – (0.1)%
Snap-on, Inc.	(3,495)	(1,007,224)
Stanley Black & Decker, Inc.	(12,866)	(1,205,673)

		(2,212,897)

Trading Companies & Distributors – (0.1)%
Watsco, Inc.	(3,012)	(1,148,988)

		(3,361,885)

Utilities – (0.2)%
Electric Utilities – (0.2)%
NRG Energy, Inc.	(80,878)	(3,024,028)

Health Care – (0.2)%
Life Sciences Tools & Services – (0.2)%
Danaher Corp.	(3,607)	(865,680)
IQVIA Holdings, Inc.(a)	(5,987)	(1,345,698)

		(2,211,378)

Materials – (0.1)%
Containers & Packaging – (0.1)%
Avery Dennison Corp.	(5,838)	(1,002,968)

Total Common Stocks (proceeds $36,274,875)		(37,569,358)

INVESTMENT COMPANIES – (2.0)%
Funds and Investment Trusts – (2.0)%(f)
Invesco CurrencyShares Euro Currency Trust	(105,606)	(10,646,141)
iShares 20+ Year Treasury Bond ETF	(182,690)	(18,806,109)

Total Investment Companies (proceeds $29,259,625)		(29,452,250)

Total Securities Sold Short (proceeds $65,534,500)		(67,021,608)

Total Investments, Net of Securities Sold Short – 94.8% (cost $1,275,984,634)		1,378,623,564

Other assets less liabilities – 5.2%		75,193,737

Net Assets – 100.0%		$1,453,817,301

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Sold Contracts
S&P 500 E-Mini Futures	37	September 2023	$8,303,263	$(148,396)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MSABAMAL^	FedFundEffective minus 0.50%	Maturity	USD	526		10/18/2023	$(4,077)
MSABAMAL^	FedFundEffective minus 0.50%	Maturity	USD	597		10/18/2023	(45,315)
MSABAMAL^	FedFundEffective minus 0.50%	Maturity	USD	0	*	10/18/2023	(2)
MSABAMAL^	FedFundEffective minus 0.50%	Maturity	USD	123		10/18/2023	(104)
MSABAMAL^	FedFundEffective minus 0.50%	Maturity	USD	43		10/18/2023	(3,558)
MSABAMAL^	FedFundEffective minus 0.50%	Maturity	USD	131		10/18/2023	(14,560)

							$(67,616)

^	MSABAMAL is a custom basket of investment management company stocks.

*	Notional amount less than $500.

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize short sales.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Affiliated investments.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

Glossary:

ETF – Exchange Traded Fund

FedFundEffective – Federal Funds Effective Rate

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

20 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

June 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $952,732,449)	$1,056,858,487
Affiliated issuers (cost $388,786,685)	388,786,685
Cash	56
Cash collateral due from broker	1,243,200
Foreign currencies, at value (cost $1,694,705)	1,690,439
Deposit at broker for securities sold short	72,635,355
Receivable for investment securities sold and foreign currency transactions	6,880,663
Receivable for capital stock sold	3,991,335
Affiliated dividends receivable	1,856,512
Unaffiliated dividends and interest receivable	706,002

Total assets	1,534,648,734

Liabilities
Payable for securities sold short, at value (proceeds received $65,534,500)	67,021,608
Payable for investment securities purchased	9,545,339
Advisory fee payable	1,746,004
Payable for capital stock redeemed	1,725,216
Payable for variation margin on futures	97,088
Unrealized depreciation on total return swaps	67,616
Distribution fee payable	45,813
Administrative fee payable	24,140
Dividend expense payable	23,152
Transfer Agent fee payable	22,186
Accrued expenses	513,271

Total liabilities	80,831,433

Net Assets	$1,453,817,301

Composition of Net Assets
Capital stock, at par	$11,191
Additional paid-in capital	1,512,963,441
Accumulated loss	(59,157,331)

Net Assets	$1,453,817,301

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$110,151,858	8,731,551	$12.62	*

C	$28,671,834	2,533,484	$11.32

Advisor	$1,283,192,780	98,224,323	$13.06

R	$353,367	29,068	$12.16

K	$12,685	1,000.67	$12.68

I	$31,434,777	2,395,458	$13.12

*	The maximum offering price per share for Class A shares was $13.18 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 21

STATEMENT OF OPERATIONS

Year Ended June 30, 2023

Investment Income
Dividends
Affiliated issuers	$24,111,108
Unaffiliated issuers (net of foreign taxes withheld of $33,354)	14,069,202
Interest	764,172
Securities lending income	246
Other income	33,889	$38,978,617

Expenses
Advisory fee (see Note B)	23,599,728
Distribution fee—Class A	285,799
Distribution fee—Class C	364,365
Distribution fee—Class R	1,853
Distribution fee—Class K	31
Transfer agency—Class A	88,378
Transfer agency—Class C	28,144
Transfer agency—Advisor Class	1,073,408
Transfer agency—Class R	851
Transfer agency—Class K	21
Transfer agency—Class I	6,447
Custody and accounting	240,211
Registration fees	148,302
Printing	101,871
Administrative	92,688
Audit and tax	71,111
Legal	57,221
Directors’ fees	37,939
Miscellaneous	96,036

Total operating expenses (see Note B)	26,294,404
Dividend expense on securities sold short and interest expense	1,096,519
Total expenses	27,390,923
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(719,976)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(31)

Net expenses		26,670,916

Net investment income		12,307,701

See notes to financial statements.

22 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(54,091,678)
Securities sold short	(5,981,787)
Futures	(17,616,852)
Swaps	(77,003)
Foreign currency transactions	3,562
Net change in unrealized appreciation (depreciation) of:
Investments	160,760,064
Securities sold short	(2,962,987)
Futures	(422,908)
Swaps	(67,616)
Foreign currency denominated assets and liabilities	93,972

Net gain on investment and foreign currency transactions	79,636,767

Contributions from Affiliates (see Note B)	1,423

Net Increase in Net Assets from Operations	$91,945,891

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$12,307,701	$(9,390,596)
Net realized gain (loss) on investment and foreign currency transactions	(77,763,758)	100,859,785
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	157,400,525	(177,776,884)
Contributions from Affiliates (see Note B)	1,423	6,170

Net increase (decrease) in net assets from operations	91,945,891	(86,301,525)
Distributions to Shareholders
Class A	(7,181,596)	(13,638,795)
Class C	(2,663,715)	(6,975,453)
Advisor Class	(86,213,866)	(149,689,082)
Class R	(21,199)	(35,584)
Class K	(804)	(1,738)
Class I	(1,890,529)	(4,234,326)
Capital Stock Transactions
Net increase (decrease)	(244,508,240)	552,601,106

Total increase (decrease)	(250,534,058)	291,724,603
Net Assets
Beginning of period	1,704,351,359	1,412,626,756

End of period	$1,453,817,301	$1,704,351,359

See notes to financial statements.

24 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

26 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2023:

Investments in Securities:	Level 1		Level 2			Level 3		Total
Assets:
Common Stocks:
Information Technology	$250,991,940		$	– 0	–	$3,260,832		$254,252,772
Financials	151,380,250			– 0	–	497,987		151,878,237
Health Care	150,745,974			– 0	–	– 0	–	150,745,974
Industrials	139,209,105			– 0	–	– 0	–	139,209,105
Communication Services	87,844,630			3,911,730		– 0	–	91,756,360
Consumer Discretionary	84,120,759			– 0	–	– 0	–	84,120,759
Consumer Staples	77,268,875			– 0	–	– 0	–	77,268,875
Energy	73,882,825			– 0	–	– 0	–	73,882,825
Utilities	22,708,385			– 0	–	– 0	–	22,708,385
Materials	9,321,945			1,713,250		– 0	–	11,035,195
Warrants	– 0	–		– 0	–	0	(a)	– 0	–
Short-Term Investments	388,786,685			– 0	–	– 0	–	388,786,685

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Common Stocks:
Consumer Discretionary	$(14,909,963)		$	– 0	–	$	– 0	–	$(14,909,963)
Financials	(5,377,381)			– 0	–		– 0	–	(5,377,381)
Information Technology	(4,105,819)			– 0	–		– 0	–	(4,105,819)
Real Estate	(3,575,936)			– 0	–		– 0	–	(3,575,936)
Industrials	(3,361,885)			– 0	–		– 0	–	(3,361,885)
Utilities	(3,024,028)			– 0	–		– 0	–	(3,024,028)
Health Care	(2,211,378)			– 0	–		– 0	–	(2,211,378)
Materials	(1,002,968)			– 0	–		– 0	–	(1,002,968)
Investment Companies	(29,452,250)			– 0	–		– 0	–	(29,452,250)

Total Investments in Securities	1,369,239,765			5,624,980			3,758,819	(a)	1,378,623,564
Other Financial Instruments(b):
Assets	– 0	–		– 0	–		– 0	–	– 0	–
Liabilities:
Futures	(148,396)			– 0	–		– 0	–	(148,396	)(c)
Total Return Swaps	– 0	–		(67,616)			– 0	–	(67,616)

Total	$1,369,091,369			$5,557,364			$3,758,819	(a)	$1,378,407,552

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

30 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the first $2.5 billion and 1.475% thereafter of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding dividend expense, borrowing costs and brokerage expense on securities sold short) on an annual basis (the “Expense Caps”) to 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2023, such reimbursements/waivers amounted to $516. The Expense Caps may not be terminated by the Adviser before October 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2023, the reimbursement for such services amounted to $92,688.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $274,875 for the year ended June 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,720 from the sale of Class A shares and received $2,592 and $7,838 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2023, such waiver amounted to $719,417.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2023 is as follows:

Fund	Market Value 6/30/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/23 (000)		Dividend Income (000)
Government Money Market Portfolio	$871,948		$1,685,641	$2,168,802	$388,787		$24,111
Government Money Market Portfolio*	– 0	–	3,435	3,435	– 0	–	0	**

Total					$388,787		$24,111

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended June 30, 2023 and the year ended June 30, 2022, the Adviser reimbursed the Fund $1,423 and $6,170, respectively, for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.

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The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. As of September 1, 2021, with respect to Class K shares, payments to the Distributor are voluntarily being limited to 0% of the average daily net assets attributable to Class K shares. For the year ended June 30, 2023, such waivers amounted to $31. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,667,628, $8,639 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2023, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 3,248,879,728	$3,129,554,418	$255,765,047	$210,683,543

There were no purchases or sales of U.S. government and government agency obligations for the year ended June 30, 2023.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Depreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Depreciation
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$ 1,405,483,194	$112,157,222	$(134,317,234)	$(22,160,012)	$(4,697,771	)(a)	$(26,857,783)

(a)	Gross unrealized appreciation was $1,049,707 and gross unrealized depreciation was $(5,747,478), resulting in net unrealized depreciation of $(4,697,771).

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended June 30, 2023, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining

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market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To

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NOTES TO FINANCIAL STATEMENTS (continued)

the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended June 30, 2023, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended June 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Payable for variation margin on futures	$148,396	*

Equity contracts			Unrealized depreciation on total return swaps	67,616

Total				$216,012

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

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This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(17,616,852)	$(422,908)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(77,003)	(67,616)

Total		$(17,693,855)	$(490,524)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2023:

Futures:
Average notional amount of sale contracts	$42,772,566	(a)
Total Return Swaps:
Average notional amount	$3,657,885	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for eight months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Morgan Stanley Capital Services LLC	$67,616	$	– 0	–	$	– 0	–	$	– 0	–	$67,616

Total	$67,616	$	– 0	–	$	– 0	–	$	– 0	–	$67,616	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If

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the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2023 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers			Income Earned	Advisory Fee Waived
$ – 0 –	$	– 0	–	$	– 0	–	$	– 0	–	$246	$43

*	As of June 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Class A
Shares sold	1,242,633	2,086,470	$15,393,074	$29,400,435

Shares issued in reinvestment of distributions	498,314	822,221	5,969,809	11,527,545

Shares converted from Class C	965,472	1,130,833	12,027,336	16,020,612

Shares redeemed	(3,333,427)	(2,149,501)	(41,325,185)	(29,810,146)

Net increase (decrease)	(627,008)	1,890,023	$(7,934,966)	$27,138,446

Class C
Shares sold	316,857	777,627	$3,616,227	$10,093,105

Shares issued in reinvestment of distributions	232,910	504,047	2,513,095	6,456,837

Shares converted to Class A	(1,067,888)	(1,234,668)	(12,027,336)	(16,020,612)

Shares redeemed	(827,158)	(492,135)	(9,103,555)	(6,406,042)

Net decrease	(1,345,279)	(445,129)	$(15,001,569)	$(5,876,712)

Advisor Class
Shares sold	29,490,829	50,470,675	$378,722,501	$726,157,767

Shares issued in reinvestment of distributions	5,058,430	7,510,020	62,673,949	108,369,595

Shares redeemed	(51,659,536)	(21,335,023)	(660,132,340)	(304,707,487)

Net increase (decrease)	(17,110,277)	36,645,672	$(218,735,890)	$529,819,875

Class R
Shares sold	22,781	1,299	$284,776	$17,958

Shares issued in reinvestment of distributions	1,834	2,617	21,198	35,582

Shares redeemed	(19,628)	(11)	(240,272)	(147)

Net increase	4,987	3,905	$65,702	$53,393

Class K
Shares sold	– 0	–	0	(a)	$	– 0	–	$0	(b)

Shares issued in reinvestment of distributions	0	(a)	0	(a)	0	(b)	0	(b)

Net increase	0	(a)	0	(a)	$0	(b)	$0	(b)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Class I
Shares sold	152,512	118,288	$1,974,859	$1,662,638

Shares issued in reinvestment of distributions	151,496	291,542	1,884,613	4,221,533

Shares redeemed	(515,377)	(306,705)	(6,760,989)	(4,418,067)

Net increase (decrease)	(211,369)	103,125	$(2,901,517)	$1,466,104

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar

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LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$49,429,073	$124,544,283
Net long-term capital gains	48,542,636	50,030,695

Total taxable distributions paid	$97,971,709	$174,574,978

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,922,039
Accumulated capital and other losses	(42,217,293	)(a)
Unrealized appreciation (depreciation)	(26,862,077	)(b)

Total accumulated earnings (deficit)	$(59,157,331)

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $42,217,293.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the

44 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund had a net short-term capital loss carryforward of $6,626,234 and a net long-term capital loss carryforward of $35,591,059, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and contributions from the Adviser resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 45

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 12.67	$ 14.91	$ 12.48	$ 12.54	$ 12.86

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	(.11)	(.12)	(.04)	(.00	)(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.68	(.39)	3.14	.42	.69
Contributions from Affiliates	.00 (c)	.00 (c)	.00 (c)	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.75	(.50)	3.02	.38	.69

Less: Distributions

Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)

Net asset value, end of period	$ 12.62	$ 12.67	$ 14.91	$ 12.48	$ 12.54

Total Return

Total investment return based on net asset value(d)*	6.20%	(4.49)%	24.80%	3.11%	5.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$110,152	$118,590	$111,374	$83,866	$89,337

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.91%	1.83%	1.86%	1.91%	1.91%

Expenses, before waivers/reimbursements(e)(f)‡	1.95%	1.86%	1.88%	1.94%	1.94%

Net investment income (loss)(b)	.58%	(.78)%	(.90)%	(.28)%	(.00	)%(g)

Portfolio turnover rate (excluding securities sold short)	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 52.

46 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.53	$ 13.82	$ 11.68	$ 11.85	$ 12.30

Income From Investment Operations

Net investment loss(a)(b)	(.02)	(.20)	(.21)	(.12)	(.09)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61	(.35)	2.94	.39	.65

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.59	(.55)	2.73	.27	.56

Less: Distributions

Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)

Net asset value, end of period	$ 11.32	$ 11.53	$ 13.82	$ 11.68	$ 11.85

Total Return

Total investment return based on net asset value(d)*	5.49%	(5.18)%	23.91%	2.25%	5.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28,672	$44,732	$59,740	$64,205	$86,097

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.65%	2.58%	2.61%	2.66%	2.66%

Expenses, before waivers/reimbursements(e)(f)‡	2.69%	2.61%	2.63%	2.69%	2.69%

Net investment loss(b)	(.21)%	(1.54)%	(1.65)%	(1.01)%	(.76)%

Portfolio turnover rate (excluding securities sold short)	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 52.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 13.06	$ 15.29	$ 12.74	$ 12.78	$ 13.06

Income From Investment Operations

Net investment income (loss)(a)(b)	.11	(.08)	(.09)	(.00	)(c)	.03

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.69	(.41)	3.23	.42	.70

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.80	(.49)	3.14	.42	.73

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)

Total dividends and distributions	(.80)	(1.74)	(.59)	(.46)	(1.01)

Net asset value, end of period	$ 13.06	$ 13.06	$ 15.29	$ 12.74	$ 12.78

Total Return

Total investment return based on net asset value(d)*	6.49%	(4.24)%	25.17%	3.27%	6.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,283,192	$1,506,544	$1,202,820	$876,972	$902,381

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.65%	1.58%	1.61%	1.66%	1.66%

Expenses, before waivers/reimbursements(e)(f)‡	1.70%	1.61%	1.63%	1.69%	1.69%

Net investment income (loss)(b)	.82%	(.53)%	(.65)%	(.03)%	.24%

Portfolio turnover rate (excluding securities sold short)	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 52.

48 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 12.27	$ 14.53	$ 12.20	$ 12.30	$ 12.67

Income From Investment Operations

Net investment income (loss)(a)(b)	.04	(.15)	(.16)	(.06)	(.03)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.65	(.37)	3.08	.40	.67

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.69	(.52)	2.92	.34	.64

Less: Distributions

Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)

Net asset value, end of period	$ 12.16	$ 12.27	$ 14.53	$ 12.20	$ 12.30

Total Return

Total investment return based on net asset value(d)*	5.99%	(4.76)%	24.55%	2.75%	5.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$353	$295	$293	$213	$283

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.18%	2.13%	2.13%	2.16%	2.16%

Expenses, before waivers/reimbursements(e)(f)‡	2.36%	2.19%	2.18%	2.20%	2.34%

Net investment income (loss)(b)	.33%	(1.08)%	(1.17)%	(.51)%	(.28)%

Portfolio turnover rate (excluding securities sold short)	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 52.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 12.71	$ 14.92	$ 12.48	$ 12.54	$ 12.86

Income From Investment Operations

Net investment income (loss)(a)(b)	.09	(.08)	(.12)	(.04)	(.00	)(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.68	(.39)	3.15	.42	.69

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.77	(.47)	3.03	.38	.69

Less: Distributions

Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)

Net asset value, end of period	$ 12.68	$ 12.71	$ 14.92	$ 12.48	$ 12.54

Total Return

Total investment return based on net asset value(d)*	6.43%	(4.20)%	24.80%	3.11%	5.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13	$13	$15	$12	$13

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.74%	1.59%	1.83%	1.92%	1.92%

Expenses, before waivers/reimbursements(e)(f)‡	2.03%	1.83%	1.85%	1.96%	2.05%

Net investment income (loss)(b)	.76%	(.54)%	(.86)%	(.31)%	(.02)%

Portfolio turnover rate (excluding securities sold short)	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 52.

50 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 13.11	$ 15.33	$ 12.78	$ 12.81	$ 13.09

Income From Investment Operations

Net investment income (loss)(a)(b)	.11	(.07)	(.09)	.00	(c)	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	(.41)	3.23	.44	.69

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.81	(.48)	3.14	.44	.73

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.03)	– 0	–
Distributions from net realized gain on investment transactions	(.80)	(1.74)	(.59)	(.44)	(1.01)

Total dividends and distributions	(.80)	(1.74)	(.59)	(.47)	(1.01)

Net asset value, end of period	$ 13.12	$ 13.11	$ 15.33	$ 12.78	$ 12.81

Total Return

Total investment return based on net asset value(d)*	6.54%	(4.22)%	25.17%	3.37%	6.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,435	$34,177	$38,385	$16,674	$18,422

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.60%	1.55%	1.60%	1.62%	1.61%

Expenses, before waivers/reimbursements(e)(f)‡	1.65%	1.57%	1.62%	1.66%	1.65%

Net investment income (loss)(b)	.89%	(.50)%	(.64)%	.01%	.31%

Portfolio turnover rate (excluding securities sold short)	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 52.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 51

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude non-operating expenses:

	Year Ended June 30,
	2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	1.84%	1.83%	1.85%	1.86%	1.85%
Before waivers/reimbursements	1.88%	1.85%	1.88%	1.89%	1.89%
Class C
Net of waivers/reimbursements	2.58%	2.57%	2.60%	2.60%	2.60%
Before waivers/reimbursements	2.63%	2.60%	2.63%	2.64%	2.64%
Advisor Class
Net of waivers/reimbursements	1.59%	1.58%	1.60%	1.61%	1.61%
Before waivers/reimbursements	1.63%	1.61%	1.63%	1.64%	1.64%
Class R
Net of waivers/reimbursements	2.10%	2.12%	2.13%	2.11%	2.12%
Before waivers/reimbursements	2.29%	2.18%	2.18%	2.15%	2.29%
Class K
Net of waivers/reimbursements	1.66%	1.59%	1.83%	1.87%	1.86%
Before waivers/reimbursements	1.96%	1.82%	1.85%	1.91%	2.00%
Class I
Net of waivers/reimbursements	1.53%	1.54%	1.60%	1.57%	1.55%
Before waivers/reimbursements	1.57%	1.57%	1.62%	1.61%	1.59%

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2023, June 30, 2022, June 30, 2021, June 30, 2020 and June 30, 2019, such waiver amounted to .05%, .03%, .03%, ..04% and .03%, respectively.

(g)	Less than 0.005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended June 30, 2020 by .03%.

See notes to financial statements.

52 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Select US Long/Short Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Select US Long/Short Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 53

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 28, 2023

54 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2023.

For corporate shareholders, 14.63% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 14.17% of dividends paid as qualified dividend income. The Fund designates $48,542,636 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 55

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1 Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

56 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	76	None

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,# Chairman of the Board 71 (2012)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

58 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,# 79 (2012)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 59

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 75 (2012)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	76	None

Jeanette W. Loeb,# 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	76	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 81 (2012)

Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		76	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Kurt A. Feuerman 67	Vice President	Senior Vice President and Chief Investment Officer, Select US Equity Portfolios of the Adviser**, with which he has been associated since prior to 2018.

Anthony Nappo 51	Vice President	Senior Vice President, and Co-Chief Investment Officer – Select US Equity Portfolios of the Adviser**, since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 67

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 71

NOTES

72 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SULS-0151-0623

JUN    06.30.23

ANNUAL REPORT

AB SUSTAINABLE US THEMATIC PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable US Thematic Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 1

ANNUAL REPORT

August 7, 2023

This report provides management’s discussion of fund performance for the AB Sustainable US Thematic Portfolio for the annual reporting period ended June 30, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2023 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE US THEMATIC PORTFOLIO

Class A Shares	13.94%	19.32%

Class C Shares	13.52%	18.36%

Advisor Class Shares[1]	14.13%	19.55%

Class Z Shares[1]	14.06%	19.52%

S&P 500 Index	16.89%	19.59%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard and Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2023.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the 12-month period, overall security selection detracted from performance, relative to the benchmark. Selection within financials and real estate detracted the most, while selection within industrials and consumer staples contributed. Sector selection was positive. Losses from an overweight to health care and an underweight to consumer discretionary were offset by gains from overweights to technology and industrials. From a theme perspective, Climate contributed, while Health and Empowerment detracted.

For the six-month period, security selection drove underperformance. Selection within technology and financials detracted the most, while selection within health care and industrials contributed. Sector selection was also negative. An underweight to communication services and an overweight to health care detracted but were partially offset by an

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overweight to technology and an underweight to energy. From a theme perspective, Climate, Health and Empowerment detracted.

The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended June 30, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled and the US government raised the possibility of new restrictions on artificial intelligence (AI) chip exports to China. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value. Growth stocks—led by US technology companies that had been pressured by rising interest rates throughout most of 2022—continued to rebound on speculation that the Fed might soon end its rate hike cycle and on optimism over revenue growth linked to the development of AI technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes that impact multiple industries. The Team targets US companies with strong environmental, social and governance (“ESG”) practices using a combination of bottom-up and top-down research. The Team’s approach to building a sustainable portfolio with attractive financial return potential is to invest in companies aligned with the United Nations Sustainable Development Goals (“SDGs”),

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 3

which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating substantial opportunity for investment in companies aligned with these goals.

INVESTMENT POLICIES

The Fund pursues opportunistic growth by investing primarily in a portfolio of US companies whose business activities the Adviser believes position the issuer to benefit from certain environmentally or socially oriented sustainable investment themes that align with one or more of the SDGs. These themes principally include the advancement of health, climate and empowerment. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of US companies that satisfy the Fund’s sustainable thematic criteria. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive securities of US companies that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to ESG factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment. The Adviser expects that normally the Fund’s portfolio will emphasize investments in securities issued by US companies, although it may invest in foreign securities.

4 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

these companies may have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Prior to January 1, 2022, the Fund was subject to a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown reflects performance fee adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/28/20171 TO 6/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable US Thematic Portfolio Advisor Class shares (from 6/28/20171 to 6/30/2023) as compared with the performance of the Fund’s benchmark.

1	Inception date: 6/28/2017.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	19.32%	14.23%

Since Inception[1]	-1.40%	-4.39%

CLASS C SHARES

1 Year	18.36%	17.36%

Since Inception[1]	7.15%	7.15%

ADVISOR CLASS SHARES[2]

1 Year	19.55%	19.55%

5 Years	13.26%	13.26%

Since Inception[1]	13.60%	13.60%

CLASS Z SHARES[2]

1 Year	19.52%	19.52%

Since Inception[1]	-1.20%	-1.20%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 3.45%, 1.01% and 1.02% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.90%, 1.65%, 0.65% and 0.65% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2023, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 6/28/2017 for Advisor Class shares; 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.23%

Since Inception[1]	-4.39%

CLASS C SHARES

1 Year	17.36%

Since Inception[1]	7.15%

ADVISOR CLASS SHARES[2]

1 Year	19.55%

5 Years	13.26%

Since Inception[1]	13.60%

CLASS Z SHARES[2]

1 Year	19.52%

Since Inception[1]	-1.20%

1	Inception dates: 6/28/2017 for Advisor Class shares; 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,139.40	$4.72	0.89%	$4.77	0.90%
Hypothetical**	$1,000	$1,020.38	$4.46	0.89%	$4.51	0.90%
Class C
Actual	$1,000	$1,135.20	$8.68	1.64%	$8.74	1.65%
Hypothetical**	$1,000	$1,016.66	$8.20	1.64%	$8.25	1.65%
Advisor Class
Actual	$1,000	$1,141.30	$3.40	0.64%	$3.45	0.65%
Hypothetical**	$1,000	$1,021.62	$3.21	0.64%	$3.26	0.65%
Class Z
Actual	$1,000	$1,140.60	$3.40	0.64%	$3.45	0.65%
Hypothetical**	$1,000	$1,021.62	$3.21	0.64%	$3.26	0.65%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $141.9

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$5,190,511	3.7%

Flex Ltd.	4,732,161	3.3

Visa, Inc. – Class A	4,234,981	3.0

Deere & Co.	3,968,431	2.8

Waste Management, Inc.	3,837,611	2.7

Keysight Technologies, Inc.	3,742,508	2.6

Aflac, Inc.	3,685,719	2.6

ON Semiconductor Corp.	3,630,643	2.6

Unilever PLC (Sponsored ADR)	3,569,758	2.5

Procter & Gamble Co. (The)	3,494,420	2.5

	$40,086,743	28.3%

1	The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

June 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.4%
Information Technology – 32.6%
Communications Equipment – 2.6%
Ciena Corp.(a)	55,359	$2,352,204
Lumentum Holdings, Inc.(a)	23,746	1,347,110

		3,699,314

Electronic Equipment, Instruments & Components – 8.3%
Flex Ltd.(a)	171,207	4,732,161
Keysight Technologies, Inc.(a)	22,350	3,742,508
TE Connectivity Ltd.	23,961	3,358,374

		11,833,043

IT Services – 2.4%
Accenture PLC – Class A	10,939	3,375,556

Semiconductors & Semiconductor Equipment – 9.3%
Advanced Micro Devices, Inc.(a)	15,699	1,788,273
Monolithic Power Systems, Inc.	3,787	2,045,851
NVIDIA Corp.	7,418	3,137,962
NXP Semiconductors NV	12,429	2,543,968
ON Semiconductor Corp.(a)	38,387	3,630,643

		13,146,697

Software – 10.0%
Adobe, Inc.(a)	6,928	3,387,723
Intuit, Inc.	6,785	3,108,819
Microsoft Corp.	15,242	5,190,511
Palo Alto Networks, Inc.(a)	9,928	2,536,703

		14,223,756

		46,278,366

Health Care – 21.8%
Health Care Equipment & Supplies – 6.6%
Alcon, Inc.	34,187	2,807,095
Becton Dickinson & Co.	11,999	3,167,856
STERIS PLC	14,757	3,320,030

		9,294,981

Health Care Providers & Services – 3.5%
Laboratory Corp. of America Holdings	8,778	2,118,395
UnitedHealth Group, Inc.	5,985	2,876,630

		4,995,025

Life Sciences Tools & Services – 9.6%
Bio-Rad Laboratories, Inc. – Class A(a)	4,972	1,884,985
Bruker Corp.	27,628	2,042,262
Danaher Corp.	14,037	3,368,880
ICON PLC(a)	12,868	3,219,573

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

West Pharmaceutical Services, Inc.	7,966	$3,046,756

		13,562,456

Pharmaceuticals – 2.1%
Johnson & Johnson	18,268	3,023,719

		30,876,181

Industrials – 15.9%
Aerospace & Defense – 1.9%
Hexcel Corp.	34,762	2,642,607

Building Products – 1.8%
Owens Corning	19,894	2,596,167

Commercial Services & Supplies – 4.7%
Tetra Tech, Inc.	17,099	2,799,791
Waste Management, Inc.	22,129	3,837,611

		6,637,402

Electrical Equipment – 1.6%
Rockwell Automation, Inc.	7,127	2,347,990

Machinery – 4.4%
Deere & Co.	9,794	3,968,431
Xylem, Inc./NY	20,333	2,289,902

		6,258,333

Professional Services – 1.5%
Maximus, Inc.	24,766	2,092,975

		22,575,474

Financials – 9.9%
Capital Markets – 4.3%
Intercontinental Exchange, Inc.	25,749	2,911,697
MSCI, Inc.	6,762	3,173,339

		6,085,036

Financial Services – 3.0%
Visa, Inc. – Class A	17,833	4,234,981

Insurance – 2.6%
Aflac, Inc.	52,804	3,685,719

		14,005,736

Consumer Staples – 6.4%
Household Products – 2.5%
Procter & Gamble Co. (The)	23,029	3,494,420

Personal Care Products – 3.9%
Haleon PLC (ADR)(b)	237,228	1,987,971
Unilever PLC (Sponsored ADR)	68,478	3,569,758

		5,557,729

		9,052,149

14 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 5.1%
Automobile Components – 1.6%
Aptiv PLC(a)	22,242	$2,270,686

Household Durables – 1.8%
TopBuild Corp.(a)	9,992	2,658,072

Specialty Retail – 1.7%
Home Depot, Inc. (The)	7,649	2,376,085

		7,304,843

Utilities – 1.5%
Water Utilities – 1.5%
American Water Works Co., Inc.	15,254	2,177,508

Real Estate – 1.2%
Specialized REITs – 1.2%
SBA Communications Corp.	7,576	1,755,814

Total Common Stocks (cost $95,841,341)		134,026,071

SHORT-TERM INVESTMENTS – 5.7%
Investment Companies – 5.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(c)(d)(e) (cost $8,046,981)	8,046,981	8,046,981

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $103,888,322)		142,073,052

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.02%(c)(d)(e) (cost $1,996,268)	1,996,268	1,996,268

Total Investments – 101.5% (cost $105,884,590)		144,069,320
Other assets less liabilities – (1.5)%		(2,135,127)

Net Assets – 100.0%		$141,934,193

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

June 30, 2023

Assets
Investments in securities, at value Unaffiliated issuers (cost $95,841,341)	$134,026,071	(a)
Affiliated issuers (cost $10,043,249—including investment of cash collateral for securities loaned of $1,996,268)	10,043,249
Receivable for capital stock sold	84,603
Unaffiliated dividends receivable	39,497
Affiliated dividends receivable	34,509

Total assets	144,227,929

Liabilities
Due to Custodian	7
Payable for collateral received on securities loaned	1,996,268
Payable for capital stock redeemed	87,397
Advisory fee payable	58,489
Administrative fee payable	21,820
Transfer Agent fee payable	4,171
Distribution fee payable	85
Accrued expenses	125,499

Total liabilities	2,293,736

Net Assets	$141,934,193

Composition of Net Assets
Capital stock, at par	$817
Additional paid-in capital	101,148,035
Distributable earnings	40,785,341

	$141,934,193

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$332,143	19,166	$17.33	*

C	$26,278	1,527	$17.21

Advisor	$125,880,693	7,247,977	$17.37

Z	$15,695,079	903,916	$17.36

(a)	Includes securities on loan with a value of $1,968,085 (see Note E).

*	The maximum offering price per share for Class A shares was $18.10, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 17

STATEMENT OF OPERATIONS

Year Ended June 30, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,614)	$1,135,738
Affiliated issuers	242,379
Securities lending income	21,862
Other income	4,467	$1,404,446

Expenses
Advisory fee (see Note B)	646,704
Transfer agency—Class A	137
Transfer agency—Class C	67
Transfer agency—Advisor Class	96,845
Transfer agency—Class Z	684
Distribution fee—Class A	434
Distribution fee—Class C	385
Administrative	87,938
Custody and accounting	70,709
Registration fees	62,655
Legal	56,016
Audit and tax	51,951
Printing	45,755
Directors’ fees	18,648
Miscellaneous	15,941

Total expenses	1,154,869
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(396,671)

Net expenses		758,198

Net investment income		646,248

Realized and Unrealized Gain (Loss) on Investment
Net realized gain on investment transactions		5,357,763
Net change in unrealized appreciation on investments		15,740,336

Net gain on investment		21,098,099

Net Increase in Net Assets from Operations		$21,744,347

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2023	For the Period January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$646,248	$99,483		$1,034,522
Net realized gain on investment	5,357,763	10,555,890		19,203,209
Net change in unrealized appreciation (depreciation) on investments	15,740,336	(56,096,570)		23,410,836

Net increase (decrease) in net assets from operations	21,744,347	(45,441,197)		43,648,567
Distributions to Shareholders
Class A	(9,222)	– 0	–	– 0	–
Class C	(2,869)	– 0	–	– 0	–
Advisor Class	(9,519,635)	– 0	–	(17,008,039)
Class Z	(783)	– 0	–	– 0	–
Capital Stock Transactions
Net increase (decrease)	20,431,177	(37,013,738)		(16,863,811)

Total increase (decrease)	32,643,015	(82,454,935)		9,776,717
Net Assets
Beginning of period	109,291,178	191,746,113		181,969,396

End of period	$141,934,193	$109,291,178		$191,746,113

(a)	The Fund changed its fiscal year end from December 31 to June 30.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable US Thematic Portfolio (the “Fund”), a diversified portfolio. Effective January 1, 2022, the Fund changed its fiscal year end from December 31 to June 30. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Effective February 1, 2022, the Fund commenced offering of Class A and Class Z shares. Effective May 2, 2022, the Fund commenced offering of Class C shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors

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(the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset

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value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2023:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks^	$134,026,071		$	– 0	–	$	– 0	–	$134,026,071
Short-Term Investments:
Investment Companies	8,046,981			– 0	–		– 0	–	8,046,981
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,996,268			– 0	–		– 0	–	1,996,268

Total Investments in Securities	144,069,320			– 0	–		– 0	–	144,069,320
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$144,069,320		$	– 0	–	$	– 0	–	$144,069,320

^	See Portfolio of Investments for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign

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investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each

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portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the current investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion of the Fund’s average daily net assets. Under the investment advisory agreement in effect prior to August 23, 2021, the Fund calculated and accrued daily a base fee, at an annual rate of .55% of the Fund’s average daily net assets (“Base Fee”). The prior advisory fee was increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depended on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeded, or was exceeded by, the performance of the S&P 500 Index (“Index”) plus 1.40% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment was calculated and accrued daily, according to a schedule that added or subtracted .00357% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeded or lagged the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) could not exceed an annualized rate of +/- .50% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeded, or was exceeded by, the Index Hurdle by 1.40% or more for the Performance Period. On a monthly basis, the Fund paid the Adviser the minimum fee rate of .05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund paid to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance was measured (“Performance Period”) was each 12-month period beginning on the first day in the month

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NOTES TO FINANCIAL STATEMENTS (continued)

of January through December 31 of the same year. In addition, the Adviser had agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount was less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the year ended December 31, 2021, the Fund paid the minimum fee under the prior advisory fee arrangement (.05% of the Fund’s average daily net assets), partly as a result of fee waivers by the Adviser as described below.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .90%, 1.65%, .65% and .65% of daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the year ended June 30, 2023, such reimbursements/waivers amounted to $389,707. The Expense Cap will remain in effect until October 31, 2023 and then may be continued thereafter from year to year by the Adviser. Prior to August 23, 2021, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than the advisory fees of the Fund and the other excluded expenses noted above) on an annual basis from exceeding .05% of average daily net assets. For the period from August 23, 2021 until December 31, 2021, the Adviser agreed to waive fees so that the investment advisory fee was the lesser of (i) the amount payable under the current investment advisory agreement or (ii) the amount that would have been payable under the prior investment advisory agreement. Under the terms of this waiver, the Fund paid the amount that would have been payable under the prior investment advisory agreement and the Adviser waived its fees and bore certain expenses to the extent necessary to limit total expenses (other than advisory fees and other excluded expenses) on an annual basis from exceeding .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2023, the reimbursement for such services amounted to $87,938.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that

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provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $23,909 for the year ended June 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $299 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2023, such waiver amounted to $6,729.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2023 is as follows:

Fund	Market Value 6/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,697	$67,631	$64,281	$8,047	$242
Government Money Market Portfolio*	1,982	22,762	22,748	1,996	18

Total				$10,043	$260

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act

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NOTES TO FINANCIAL STATEMENTS (continued)

of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $862 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2023, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$59,293,652		$50,984,506
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$106,872,148

Gross unrealized appreciation	$38,486,579
Gross unrealized depreciation	(1,289,407)

Net unrealized appreciation	$37,197,172

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended June 30, 2023.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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NOTES TO FINANCIAL STATEMENTS (continued)

in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2023 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$1,968,085	$1,996,268	$	– 0	–	$3,700	$18,162	$235

*	As of June 30, 2023.

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NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares						Amount
	Year Ended June 30, 2023		January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021		Year Ended June 30, 2023	January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021

Class A*
Shares sold	19,977		1,584		– 0	–	$337,166	$30,355		$	– 0	–

Shares issued in reinvestment of dividends and distributions	549		– 0	–	– 0	–	8,452	– 0	–		– 0	–

Shares converted from Class C	0	(b)	– 0	–	– 0	–	1	– 0	–		– 0	–

Shares redeemed	(2,944)		– 0	–	– 0	–	(47,148)	– 0	–		– 0	–

Net increase	17,582		1,584		– 0	–	$298,471	$30,355		$	– 0	–

Class C**
Shares sold	6,594		3,390		– 0	–	$118,178	$54,719		$	– 0	–

Shares issued in reinvestment of distributions	132		– 0	–	– 0	–	2,029	– 0	–		– 0	–

Shares converted to Class A	(0	)(b)	– 0	–	– 0	–	(1)	– 0	–		– 0	–

Shares redeemed	(8,589)		– 0	–	– 0	–	(142,511)	– 0	–		– 0	–

Net increase (decrease)	(1,863)		3,390		– 0	–	$(22,305)	$54,719		$	– 0	–

Advisor Class
Shares sold	2,871,572		1,301,116		3,816,898		$46,835,782	$24,229,827			$78,415,285

Shares issued in reinvestment of dividends and distributions	356,437		– 0	–	547,598		5,496,264	– 0	–		11,893,826

Shares redeemed	(2,827,125)		(3,284,910)		(5,196,377)		(46,279,257)	(61,338,669)			(107,172,922)

Net increase (decrease)	400,884		(1,983,794)		(831,881)		$6,052,789	$(37,108,842)			$(16,863,811)

Class Z*
Shares sold	903,399		517		– 0	–	$14,102,220	$10,030		$	– 0	–

Shares issued in reinvestment of dividends and distributions	0	(b)	– 0	–	– 0	–	2	– 0	–		– 0	–

Net increase	903,399		517		– 0	–	$14,102,222	$10,030		$	– 0	–

(a)	The Fund changed its fiscal year end from December 31 to June 30.

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(b)	Amount is less than 0.50 shares.

*	Commenced distribution on February 1, 2022.

**	Commenced distribution on May 2, 2022.

At June 30, 2023, one shareholder owned 11% in aggregate of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2023.

34 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended June 30, 2023, period ended June 30, 2022 and year ended December 31, 2021 were as follows:

	June 30, 2023	June 30, 2022			December 31, 2021
Distributions paid from:
Ordinary income	$309,706	$	– 0	–	$8,862,176
Net long-term capital gains	9,222,803		– 0	–	8,145,863

Total taxable distributions paid	$9,532,509	$	– 0	–	$17,008,039

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$383,469
Undistributed capital gains	3,204,700
Unrealized appreciation (depreciation)	37,197,172	(a)

Total accumulated earnings (deficit)	$40,785,341

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2023	February 1, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 15.93	$ 19.39

Income From Investment Operations

Net investment income(c)(d)	.07	.01

Net realized and unrealized gain (loss) on investments	2.82	(3.47)

Net increase (decrease) in net asset value from operations	2.89	(3.46)

Less: Dividends and Distributions

Dividends from net investment income	(.03)	– 0	–

Distributions from net realized gain on investments	(1.46)	– 0	–

Total dividends and distributions	(1.49)	– 0	–

Net asset value, end of period	$ 17.33	$ 15.93

Total Return

Total investment return based on net asset value(e)	19.32%	(17.84)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$332	$25

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)†	.89%	.90	%(f)

Expenses, before waivers/reimbursements(g)†	1.18%	1.42	%(f)

Net investment income(d)	.44%	.13	%(f)

Portfolio turnover rate	45%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01	%(f)

See footnote summary on page 41.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30, 2023	May 2, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 15.92	$ 17.38

Income From Investment Operations

Net investment loss(c)(d)	(.06)	(.01)

Net realized and unrealized gain (loss) on investments	2.81	(1.45)

Net increase (decrease) in net asset value from operations	2.75	(1.46)

Less: Distributions

Distributions from net realized gain on investments	(1.46)	– 0	–

Net asset value, end of period	$ 17.21	$ 15.92

Total Return

Total investment return based on net asset value(e)	18.36%	(8.40)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$26	$54

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)†	1.64%	1.64	%(f)

Expenses, before waivers/reimbursements(g)†	2.10%	3.44	%(f)

Net investment loss(d)	(.38)%	(.43	)%(f)

Portfolio turnover rate	45%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01	%(f)

See footnote summary on page 41.

38 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30, 2023	January 1, 2022 to June 30, 2022(b)	Year Ended December 31,
2021	2020	2019	2018

Net asset value, beginning of period	$ 15.95	$ 21.71	$ 18.83	$ 13.94	$ 10.59	$ 11.11

Income From Investment Operations

Net investment income (loss)(c)(d)	.09	.01	.11	(.06)	.09	.08

Net realized and unrealized gain (loss) on investments	2.84	(5.77)	4.83	5.26	3.34	(.54)

Net increase (decrease) in net asset value from operations	2.93	(5.76)	4.94	5.20	3.43	(.46)

Less: Dividends and Distributions

Dividends from net investment income	(.05)	– 0	–	(.13)	(.00	)(h)	(.08)	(.06)

Distributions from net realized gain on investments	(1.46)	– 0	–	(1.93)	(.31)	– 0	–	(.00	)(h)

Total dividends and distributions	(1.51)	– 0	–	(2.06)	(.31)	(.08)	(.06)

Net asset value, end of period.	$ 17.37	$ 15.95	$ 21.71	$ 18.83	$ 13.94	$ 10.59

Total Return

Total investment return based on net asset value(e)	19.55%	(26.56)%	26.26%	37.34%	32.41%	(4.15)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$125,881	$109,204	$191,746	$181,969	$100,714	$65,208

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)†	.64%	.65	%(f)	.12%	1.09%	.43%	.42	%(i)

Expenses, before waivers/reimbursements(g)†	.99%	1.00	%(f)	.36%	1.32%	.84%	1.05	%(i)

Net investment income (loss)(d)	.55%	.14	%(f)	.54%	(.38)%	.69%	.73%

Portfolio turnover rate	45%	17%	37%	51%	41%	31%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01	%(f)	.00%	.01%	.01%	.01%

See footnote summary on page 41.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended June 30, 2023	February 1, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 15.95	$ 19.39

Income From Investment Operations

Net investment income(c)(d)	.10	.03

Net realized and unrealized gain (loss) on investments	2.82	(3.47)

Net increase (decrease) in net asset value from operations	2.92	(3.44)

Less: Dividends and Distributions

Dividends from net investment income	(.05)	– 0	–

Distributions from net realized gain on investments	(1.46)	– 0	–

Total dividends and distributions	(1.51)	– 0	–

Net asset value, end of period	$ 17.36	$ 15.95

Total Return

Total investment return based on net asset value(e)	19.52%	(17.74)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,695	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)†	.64%	.65	%(f)

Expenses, before waivers/reimbursements(g)†	.75%	1.02	%(f)

Net investment income(d)	.64%	.36	%(f)

Portfolio turnover rate	45%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.00	%(f)

See footnote summary on page 41.

40 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distribution.

(b)	The Fund changed its fiscal year end from December 31 to June 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)	Annualized.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, for the year ended June 30, 2023, the period ended June 30, 2022, the years ended December 31, 2020, December 31, 2019, December 31, 2018, such waiver amounted to 0.01%, 0.01% (annualized), 0.01%, 0.01% and 0.01%, respectively.

(h)	Amount is less than $0.005.

(i)

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting period vs. the Performance Period).

See notes to financial statements.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Sustainable US Thematic Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable US Thematic Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from January 1, 2022 to June 30, 2022 and for the year ended December 31, 2021, the financial highlights for the year ended June 30, 2023, the period from January 1, 2022 to June 30, 2022 and for each of the four years ended December 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period from January 1, 2022 to June 30, 2022 and for the year ended December 31, 2021, and its financial highlights for the year ended June 30, 2023, the period from January 1, 2022 to June 30, 2022 and for each of the four years ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

42 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 28, 2023

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 43

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2023. For corporate shareholders 100% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. The Fund designates $9,222,803 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

44 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daniel C. Roarty(2), Vice President Benjamin Ruegsegger(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110 Principal Underwriter AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Ruegsegger are the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 45

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	76	None

46 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2017)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2017)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

48 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2017)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	76	None

Jeanette W. Loeb,## 71 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to 2023. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	76	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2017)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

50 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 81 (2017)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Benjamin Ruegsegger 44	Vice President	Senior Vice President and Senior Research Analyst of the Adviser**, with which he has been associated since prior to 2018.

Daniel C. Roarty 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Sustainable Thematic Equities.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable US Thematic Portfolio (formerly AB FlexFeeTM US Thematic Portfolio) (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2023. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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AB SUSTAINABLE US THEMATIC PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUT-0151-0623

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Select US Equity	2022	$36,240	$—	$18,748
	2023	$36,240	$—	$19,069
AB Select US Long/Short	2022	$40,200	$—	$19,571
	2023	$40,200	$—	$20,327
AB Concentrated Growth	2022	$22,273	$—	$18,866
	2023	$22,273	$—	$17,556
AB Concentrated International Growth	2022	$27,022	$—	$19,661
	2023	$27,022	$—	$38,707
AB Global Core Equity	2022	$44,022	$—	$21,259
	2023	$44,022	$—	$27,423
AB International Strategic Core	2022	$47,201	$—	$21,806
	2023	$47,201	$—	$19,527
AB Sustainable US Thematic	2022	$31,605	$—	$19,195
	2023	$31,605	$—	$19,601

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Select US Equity	2022	$1,951,342	$18,748
			$—
			$(18,748)
	2023	$1,562,038	$19,069
			$—
			$(19,069)
AB Select US Long/Short	2022	$1,952,165	$19,571
			$—
			$(19,571)
	2023	$1,563,296	$20,327
			$—
			$(20,327)
AB Concentrated Growth	2022	$1,951,460	$18,866
			$—
			$(18,866)
	2023	$1,560,525	$17,556
			$—
			$(17,556)
AB Concentrated International Growth	2022	$1,952,255	$19,661
			$—
			$(19,661)
	2023	$1,581,676	$38,707
			$—
			$(38,707)
AB Global Core Equity	2022	$1,953,853	$21,259
			$—
			$(21,259)
	2023	$1,570,392	$27,423
			$—
			$(27,423)
AB International Strategic Core	2022	$1,954,400	$21,806
			$—
			$(21,806)
	2023	$1,562,496	$19,527
			$—
			$(19,527)
AB Sustainable US Thematic	2022	$1,951,789	$19,195
			$—
			$(19,195)
	2023	$1,562,570	$19,601
			$—
			$(19,601)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:    August 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:    August 29, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:    August 29, 2023